UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Under §240.14a-12

CONSTELLATION BRANDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS

June 4, 2010

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Constellation Brands, Inc. in the Callahan Theater at the Nazareth College Arts Center, 4245 East Avenue, Rochester, New York 14618, on Thursday, July 22, 2010 at 11:00 a.m. (local time).

The Nazareth College Arts Center is located on the campus of Nazareth College in the Town of Pittsford, New York. Parking is available in Parking Lot A off South Campus Drive.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. Also contained in this package is the Company’s 2010 Annual Report to stockholders that contains important business and financial information concerning the Company.

We hope you are able to attend this year’s Annual Meeting.

Very truly yours,

RICHARD SANDS

Chairman of the Board

CONSTELLATION BRANDS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 22, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of CONSTELLATION BRANDS, INC. (the “Company”) will be held in the Town of Pittsford in the Callahan Theater at the Nazareth College Arts Center, 4245 East Avenue, Rochester, New York 14618, on Thursday, July 22, 2010 at 11:00 a.m. (local time) for the following purposes as more fully described in the attached Proxy Statement:

1.	To elect as directors of the Company the nominees named in the Proxy Statement (Proposal No. 1);

2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011 (Proposal No. 2); and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 24, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

The Proxy Statement and proxy card or proxy cards are enclosed.

WE HOPE YOU WILL ATTEND THIS MEETING IN PERSON, BUT, IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD(S). RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID S. SORCE, Secretary

June 4, 2010

CONSTELLATION BRANDS, INC.

207 High Point Drive, Building 100

Victor, New York 14564

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is being furnished to the holders of the common stock of CONSTELLATION BRANDS, INC. (the “Company,” “we,” “our” or “us”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the Annual Meeting of Stockholders of the Company and at any adjournment thereof (the “Meeting”). The Meeting will be held on Thursday, July 22, 2010 at 11:00 a.m. (local time) in the Town of Pittsford in the Callahan Theater at the Nazareth College Arts Center, 4245 East Avenue, Rochester, New York 14618.

This Proxy Statement and the accompanying proxy cards are being mailed to stockholders beginning on or about June 14, 2010.

The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Meeting and voting in person.

The shares represented by your proxy will be voted FOR the election of the director nominees named herein (Proposal No. 1), unless you specifically withhold authority to vote for one or more of the director nominees. Further, unless you indicate otherwise, the shares represented by your proxy will be voted FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011 (Proposal No. 2).

The outstanding common stock of the Company currently consists of Class A Common Stock, par value $.01 per share (“Class A Stock”), and Class B Common Stock, par value $.01 per share (“Class B Stock”). The Company is also authorized to issue Class 1 Common Stock, par value $.01 per share (“Class 1 Stock”); however, no shares of Class 1 Stock were issued or outstanding as of May 24, 2010 (the “Record Date”). Only holders of Class A Stock and Class B Stock are entitled to vote on Proposal Nos. 1 and 2 described above. Accordingly, the Company has enclosed with the proxy materials a Class A Stock proxy card and/or a Class B Stock proxy card, depending on the holdings of the stockholder to whom proxy materials are mailed. Stockholders who receive both a proxy card for Class A Stock and a proxy card for Class B Stock must sign and return both proxy cards in accordance with their respective instructions to ensure the voting of the shares of each class owned.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by use of the mail, directors, officers or regular employees of the Company, without extra compensation, may solicit proxies in person or by telephone, facsimile, Internet or electronic mail. The Company has requested persons holding stock for others in their names or in the names of nominees to forward these materials to the beneficial owners of such shares. If requested, the Company will reimburse such persons for their reasonable expenses in forwarding these materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 22, 2010

This Proxy Statement and the Company’s Annual Report for the fiscal year ended February 28, 2010 are available on the Investors page of our Web site. This page can be found at www.cbrands.com/CBI/constellationbrands/Investors. (No information contained on the Company’s Web site, however, is made a part of this Proxy Statement.)

VOTING SECURITIES

The capital stock of the Company entitled to be voted at the Meeting that was outstanding as of the Record Date consisted of 187,197,577 shares of Class A Stock and 23,723,000 shares of Class B Stock. Each share of Class B Stock is convertible into one share of Class A Stock at any time at the option of the holder.

Of the 187,197,577 shares of Class A Stock outstanding on the Record Date, 468,090 shares were held by CHESS Depositary Nominees Pty Ltd. (ACN 071 346 506) (“CDN”), a wholly-owned subsidiary of ASX Limited (ACN 008 624 691) which operates the Australian Securities Exchange (the “ASX”). CDN has issued Constellation CHESS Depositary Interests (“Constellation CDIs”) that represent beneficial interests in the Class A Stock held by CDN. Constellation CDIs are traded on the electronic transfer and settlement system operated by the ASX. As of the Record Date, there were 4,680,900 Constellation CDIs outstanding that were held by approximately 529 holders of record. All references in this Proxy Statement to outstanding shares of Class A Stock include the shares of Class A Stock held by CDN, and all references to holders of Class A Stock include CDN.

Holders of Constellation CDIs receive all the economic and other benefits of actual ownership of Class A Stock at a ratio of ten (10) Constellation CDIs to each share of Class A Stock. Constellation CDIs can be converted to Class A Stock at any time at the option of the holder of the Constellation CDIs at a ratio of one (1) share of Class A Stock for each ten (10) Constellation CDIs. Holders of Constellation CDIs have the right to attend meetings of stockholders of the Company and to direct the vote of the underlying shares of Class A Stock represented by their Constellation CDIs. CDN, as the holder of record of the underlying shares of Class A Stock represented by the Constellation CDIs, will vote such shares in accordance with the directions of the holders of the Constellation CDIs. If CDN does not receive a direction from a holder of Constellation CDIs as to how to vote the underlying shares represented by those Constellation CDIs, those shares will not be voted and will not be considered present at the Meeting for quorum purposes. A holder of Constellation CDIs will be entitled to vote at the Meeting only if such holder directs CDN to designate such holder as proxy to vote the underlying shares of Class A Stock represented by the Constellation CDIs held by such holder. A form to be used to direct CDN how to vote underlying shares of Class A Stock represented by Constellation CDIs is being delivered with this Proxy Statement to each holder of Constellation CDIs.

Only holders of record of Class A Stock and Class B Stock on the books of the Company at the close of business on May 24, 2010, the Record Date for eligibility to vote at the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournment thereof. Under arrangements established between the Company and CDN in connection with the issuance of Constellation CDIs, the holders of Constellation CDIs are entitled to notice of and to attend the Meeting but may only vote at the Meeting as proxy for CDN in the circumstances described above. Except as otherwise required by Delaware law, the holders of Class A Stock and the holders of Class B Stock will vote together as a single class on all matters other than the election of the group of directors who are elected solely by the holders of Class A Stock. Each holder of Class A Stock is entitled to one (1) vote for each share of Class A Stock registered in such holder’s name, and each holder of Class B Stock is entitled to ten (10) votes for each share of Class B Stock registered in such holder’s name. Therefore, holders of Class A Stock are entitled to cast a total of 187,197,577 votes at the Meeting and holders of Class B Stock are entitled to cast a total of 237,230,000 votes at the Meeting.

The holders of shares representing a majority of the outstanding aggregate voting power of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock, present at the Meeting in person or by proxy, will constitute a quorum. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum. Proxies relating to shares held in “street name” by brokers or other nominees that may be voted with respect to some, but not all, matters without instruction from the beneficial owner (“broker non-votes”) would be counted as shares present for purposes of determining whether a quorum is present at the Meeting. Under the rules of the New York Stock Exchange, brokers and nominees are generally permitted to vote with respect to Proposal No. 2 without receiving direction from the beneficial owner of Class A Stock or Class B Stock. Accordingly, the Company does not expect to receive broker non-votes with respect to Proposal No. 2 unless one or more beneficial owners have withheld discretionary authority from their respective brokers or nominees.

Under Delaware law and the Company’s certificate of incorporation and by-laws, directors are elected by a plurality of the votes cast (the highest number of votes cast) by the holders of the shares entitled to vote, and actually voting, in person or by proxy. Pursuant to the Company’s certificate of incorporation and based on the number of shares of Class A Stock and Class B Stock that were outstanding on the Record Date, the holders of Class A Stock (including the underlying shares represented by Constellation CDIs), voting as a separate class, are entitled to elect one-fourth of the number of directors to be elected at the Meeting (rounded up to the next number if the total number of directors to be elected is not evenly divisible by four). The holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock, voting as a single class, are entitled to elect the remaining number of directors to be elected at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Since the Board nominated eight (8) directors, the holders of Class A Stock will be entitled to elect two (2) directors and the holders of Class A Stock and Class B Stock, voting as a single class, will be entitled to elect six (6) directors. Because the directors are elected by a plurality of the votes cast in each election, votes that are withheld (including broker non-votes) will not be counted and, therefore, will not affect the outcome of the elections.

The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011 (Proposal No. 2) requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock (including the underlying shares represented by Constellation CDIs) and Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Abstentions will have the effect of negative votes. However, because broker non-votes, if any, are not considered entitled to vote, they will not affect the outcome of the vote.

BENEFICIAL OWNERSHIP

This section presents information concerning the beneficial ownership of our common stock by certain individuals, entities and groups. Determinations as to whether a particular individual, entity or group is the beneficial owner of our common stock have been made in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. Under Rule 13d-3, a person is deemed to be the beneficial owner of any shares as to which such person: (i) directly or indirectly has or shares voting power or investment power, or (ii) has the right to acquire such voting or investment power within 60 days through the exercise of any stock option or other right. The fact that a person is the beneficial owner of shares for purposes of Rule 13d-3 does not necessarily mean that such person would be the beneficial owner of securities for other purposes. The percentages of beneficial ownership reported in this section were calculated on the basis of 187,197,577 shares of Class A Stock, 23,723,000 shares of Class B Stock, and no shares of Class 1 Stock outstanding as of the close of business on May 24, 2010, subject to adjustment as appropriate in each particular case in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

Beneficial Security Ownership of More Than 5% of the Company’s Voting Common Stock

The following tables present, as of May 24, 2010, information regarding the beneficial ownership of Class A Stock or Class B Stock by each person who is known to be the beneficial owner of more than 5% of the Class A Stock or Class B Stock. Except as otherwise noted below, the address of each person or entity listed in the tables is c/o Constellation Brands, Inc., 207 High Point Drive, Building 100, Victor, New York 14564.

Class A Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership										Percent of Class (1)
	Sole Power to Vote		Shared Power to Vote		Sole Power to Dispose		Shared Power to Dispose		Total Shares (1)
									Class A Only	If Class B Converted	Class A Only	If Class B Converted
Richard Sands	4,239,513	(2)	153,234	(3)	4,138,438	(2)	2,072,654	(3)	6,312,167	21,600,411	3.3%	10.6%
Robert Sands	4,332,283	(4)	153,234	(5)	4,166,328	(4)	2,072,654	(5)	6,404,937	21,687,541	3.4%	10.6%
Abigail Bennett	107,403		1,919,420	(6)	107,403		—		2,026,823	18,622,167	1.1%	9.1%
Zachary Stern	106,492		1,919,420	(6)	106,492		—		2,025,912	8,021,256	1.1%	4.2%
CWC Partnership-I	—		768	(7)	—		472,376	(7)	472,376	6,571,456	0.3%	3.4%
Trust for the benefit of Andrew Stern, M.D. under the Will of Laurie Sands	—		768	(8)	—		1,920,188	(8)	1,920,188	8,582,900	1.0%	4.4%
Stockholders Group Pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934 (9)	—		8,725,030	(9)	—		10,377,420	(9)	10,644,450	33,202,586	5.6%	15.6%
FMR LLC 82 Devonshire Street Boston, MA 02109 (10)	281,661		—		33,253,163		—		33,253,163	NA	17.8%	NA
AXA Assurances I.A.R.D. Mutuelle 26, rue Drouot 75009 Paris, France (11)	19,260,633		—		24,862,320		—		24,862,320	NA	13.3%	NA
M&G Investment Management Limited Governor’s House Laurence Pountney Hill London, EC4R 0HH (12)	—		12,566,255		—		12,566,255		12,566,255	NA	6.7%	NA
BlackRock, Inc. 40 East 52nd Street New York, NY 10022 (13)	10,711,371		—		10,711,371		—		10,711,371	NA	5.7%	NA

Class B Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership					Percent of Class
	Sole Power to Vote	Shared Power to Vote	Sole Power to Dispose	Shared Power to Dispose	Total
Richard Sands	7,275,532(2)	2,017,368(3)	1,975,532(2)	8,012,712(3)	15,288,244	64.4%
Robert Sands	7,269,892(4)	2,017,368(5)	1,969,892(4)	8,012,712(5)	15,282,604	64.4%
Abigail Bennett	—	5,995,344(6)	10,600,000(14)	—	16,595,344	70.0%
Zachary Stern	—	5,995,344(6)	—	—	5,995,344	25.3%
CWC Partnership-I	—	667,368(7)	—	6,099,080(7)	6,099,080	25.7%
Trust for the benefit of Andrew Stern, M.D. under the Will of Laurie Sands	—	667,368(8)	—	6,662,712(8)	6,662,712	28.1%
RES Business Holdings LP	—	5,300,000(15)	—	5,300,000(15)	5,300,000	22.3%
RES Business Management LLC	—	5,300,000(16)	—	35,300,000(16)	5,300,000	22.3%
RSS Business Holdings LP	—	5,300,000(17)	—	5,300,000(17)	5,300,000	22.3%
RSS Business Management LLC	—	5,300,000(18)	—	5,300,000(18)	5,300,000	22.3%
Stockholders Group Pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934 (9)	—	16,562,792(9)	—	11,958,136(9)	22,558,136	95.1%

(1)	The numbers and percentages reported do not take into account shares of Class A Stock that can be received upon the conversion of shares of Class 1 Stock that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 24, 2010 (the “Class 1 Option Shares”). These shares are not taken into account because, in accordance with the Company’s certificate of incorporation, any shares of Class A Stock issued upon conversion of shares of Class 1 Stock must be sold immediately in connection with the conversion and, therefore, cannot be held by the beneficial owner of the Class 1 Shares. However, the numbers of shares and percentages of ownership taking into account the shares of Class A Stock that can be received upon the conversion of Class 1 Option Shares are provided in footnotes where appropriate.

(2)	The reported shares of Class A Stock with respect to which Richard Sands has sole power to vote or dispose (i) include 1,481,671 shares of Class A Stock that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 24, 2010, and (ii) as noted in footnote (1), exclude 460,730 shares of Class A Stock that can be received upon conversion of Class 1 Option Shares. If the shares of Class A Stock that can be received upon the conversion of Mr. Sands’ Class 1 Option Shares were included in the shares of Class A Stock beneficially owned by Mr. Sands, Mr. Sands would beneficially own a total of (i) 6,772,897 shares of Class A Stock, representing 3.6% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by Mr. Sands were not converted, and (ii) 22,061,141 shares of Class A Stock, representing 10.8% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by Mr. Sands were converted. The reported shares of Class B Stock over which Richard Sands has the sole power to vote or dispose includes 1,350,000 shares held by a family trust of which Richard Sands is the sole trustee, and the reported shares of Class B Stock over which Richard Sands has the sole power to vote includes 5,300,000 shares of Class B Stock held by RES Business Holdings LP. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise.

(3)	The reported shares are held by various family partnerships, family trusts and a foundation where, in most cases, Richard Sands serves as a partner, trustee, director or officer. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Robert Sands and the stockholders group described in footnote (9), and the shares reported as beneficially owned by CWC Partnership-I and the trust described in footnote (8) are included in the reported shares. Amounts reflected in the tables above do not include 29,120 shares of Class A Stock owned by Mr. Sands’ spouse, individually and as custodian for their children. Mr. Sands disclaims beneficial ownership of such shares.

(4)

The reported shares of Class A Stock with respect to which Robert Sands has sole power to vote or dispose (i) include 1,267,271 shares of Class A Stock that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 24, 2010, and 154,728 shares of Class A Stock held by family limited liability companies of which Robert Sands is the general manager, and (ii) as noted in footnote (1), exclude 416,078 shares of Class A Stock that can be received upon conversion of Class 1 Option Shares. If the shares of Class A Stock that can be received upon the conversion of Mr. Sands’ Class 1 Option Shares were included in the shares of Class A Stock beneficially owned by

Mr. Sands, Mr. Sands would beneficially own a total of (i) 6,821,015 shares of Class A Stock, representing 3.6% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by Mr. Sands were not converted, and (ii) 22,103,619 shares of Class A Stock, representing 10.8% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by Mr. Sands were converted. The reported shares of Class B Stock over which Robert Sands has the sole power to vote or dispose includes 1,350,000 shares held by a family trust of which Robert Sands is the sole trustee, and the reported shares of Class B Stock over which Robert Sands has the sole power to vote includes 5,300,000 shares of Class B Stock held by RSS Business Holdings LP. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise.

(5)	The reported shares are held by various family partnerships, family trusts and a foundation where, in most cases, Robert Sands serves as a partner, trustee, director or officer. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Richard Sands and the stockholders group described in footnote (9), and the shares reported as beneficially owned by CWC Partnership-I and the trust described in footnote (8) are included in the reported shares. Amounts reflected in the tables above do not include 28,792 shares of Class A Stock owned by Mr. Sands’ spouse. Mr. Sands disclaims beneficial ownership of such shares.

(6)	Abigail Bennett and Zachary Stern are the niece and nephew, respectively, of Richard and Robert Sands. The amounts reflected as shares of Class A Stock and Class B Stock over which Ms. Bennett and Mr. Stern each have shared power to vote represent 471,608 shares of Class A Stock and 5,431,712 shares of Class B Stock held by CWC Partnership-I and 1,447,812 shares of Class A Stock and 563,632 shares of Class B Stock held by another family partnership. The reporting of such shares as beneficially owned by Ms. Bennett and Mr. Stern shall not be construed as an admission that either of them is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. Ms. Bennett and Mr. Stern have shared voting power with respect to these shares pursuant to a Voting Agreement between the two partnerships that survives so long as either partnership owns any shares unless the agreement is otherwise terminated. Ms. Bennett and Mr. Stern must exercise such voting power jointly and were granted an irrevocable proxy enabling them to vote the shares directly. In the event of the death or incapacity of either of Ms. Bennett or Mr. Stern, the other would have the unilateral power to vote the shares. The Voting Agreement provides for the appointment of successor proxies and establishes mechanics for the voting of the shares in the event of a dispute between Ms. Bennett and Mr. Stern as to the voting of the shares.

(7)	CWC Partnership-I is a New York general partnership of which Richard Sands and Robert Sands are managing partners. The reported shares include 768 shares of Class A Stock and 667,368 shares of Class B Stock owned by a partnership in which CWC Partnership-I is a partner. The reporting of such shares as beneficially owned by CWC Partnership-I shall not be construed as an admission that CWC Partnership-I is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Richard Sands, Robert Sands, the trust described in footnote (8) and the stockholders group described in footnote (9), and 471,608 shares of Class A Stock and 5,431,712 shares of Class B Stock included in the reported shares are also included in the shares reported as beneficially owned by Abigail Bennett and Zachary Stern.

(8)	The reported shares are directly or indirectly held by various family partnerships in which the trust is a partner. The reporting of these shares as beneficially owned by the trust shall not be construed as an admission that the trust is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The reported shares are also included in the shares reported as beneficially owned by Richard Sands, Robert Sands and the stockholders group described in footnote (9), and, of the reported shares, 1,919,420 shares of Class A Stock and 5,995,344 shares of Class B Stock are also included in the shares reported as beneficially owned by Abigail Bennett and Zachary Stern. In addition, the shares reported as beneficially owned by CWC Partnership-I are included in the reported shares.

(9)

The stockholders group, as reported, consists of Richard Sands, Robert Sands, CWC Partnership-I and another family partnership. The reporting of shares as beneficially owned by the stockholders group shall not be construed as an admission that an agreement to act in concert exists or that the stockholders group is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Securities Exchange Act of 1934 or otherwise. The shares reported as beneficially owned by Richard Sands, Robert Sands, CWC Partnership-I, and the trust described in footnote (8) are included in the shares reported as beneficially owned by the stockholders group. If the shares of Class A Stock that can be received upon the conversion of Richard Sands’ and Robert Sands’ Class 1 Option Shares were included in the shares of Class A Stock beneficially owned by the stockholders group, the stockholders group would beneficially own a total of (i) 11,521,258 shares of Class A Stock, representing 6.0% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by the stockholders group were not converted, and (ii) 34,079,394 shares of Class A Stock, representing 16.0% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by the stockholders group were converted. Certain shares of Class A Stock and Class B Stock were pledged as of May 24, 2010 as follows: (i) an aggregate of 2,872,835 shares of Class B Stock were pledged to a financial institution to secure obligations of a Sands family investment vehicle under a credit facility, (ii) an aggregate of 4,200,000 shares of Class A

Stock (which number includes 355,889 shares not reported as beneficially owned by the stockholders group) and 4,200,000 shares of Class B Stock were pledged to a second financial institution to secure obligations of the same Sands family investment vehicle under a separate credit facility, (iii) an aggregate of 4,050,000 shares of Class B Stock were pledged to two additional financial institutions to secure obligations of the same Sands family investment vehicle under a separate credit facility, (iv) an aggregate of 3,049,430 shares of Class A Stock were pledged to a fifth financial institution to secure loans (including advances made with respect to letters of credit) to Richard Sands, and (v) an aggregate of 304,018 shares of Class B Stock were pledged to affiliates of the second financial institution to secure loans made by such affiliates to third parties in which members of the Sands family have an economic or charitable interest. Except as noted above, all of these pledged shares are included in the shares reported as beneficially owned by the stockholders group. Subject to the terms of the various credit facilities, the number of shares of Class A Stock and Class B Stock pledged to secure the credit facilities may increase or decrease from time to time and may be moved by the applicable pledgors among the various financial institutions from time to time. In the event of noncompliance with certain covenants under the credit facilities, the financial institutions have certain remedies including the right to sell the pledged shares subject to certain protections afforded to the borrowers and pledgors.

(10)	Information concerning FMR LLC presented in the table is based solely on the information reported in Amendment 9 to the Schedule 13G of FMR LLC filed on February 16, 2010 (the “FMR Filing”). The number of shares equals the number of shares of Class A Stock reported to be beneficially owned by FMR LLC and Edward C. Johnson 3d. The FMR Filing indicates that each of FMR LLC and Mr. Johnson, through control over various entities, has sole dispositive power with respect to all 33,253,163 shares. The FMR Filing further indicates that FMR LLC has sole voting power with respect to 281,661 of these shares; however, the FMR Filing is internally inconsistent as to the number of shares with respect to which Mr. Johnson has sole voting power.

(11)	Information concerning AXA Assurances I.A.R.D. Mutuelle (“AXA Assurances”) presented in the table is based solely on the information reported in Amendment 2 to the Schedule 13G of AXA Assurances filed on February 9, 2010 (the “AXA Filing”). The AXA Filing is a joint filing of AXA Assurances, AXA Assurances Vie Mutuelle, AXA and AXA Financial, Inc. The AXA Filing indicates that (i) each of the filers other than AXA Financial, Inc., through control over various entities, beneficially owns all of the reported shares, and (ii) of the reported shares, AXA Financial, Inc., through control of various entities, has sole voting power with respect to 19,216,643 shares and sole dispositive power with respect to 24,552,226 shares.

(12)	Information concerning M&G Investment Management Limited (“M&G”) presented in the table is based solely on the information reported in Amendment 2 to the Schedule 13G of M&G filed on February 5, 2010 (the “M&G Filing”). The M&G Filing is a joint filing with M&G Investment Funds 1 and indicates that of the 12,566,255 shares of Class A Stock beneficially owned by M&G, M&G Investment Funds 1 has shared voting and dispositive power with respect to 12,300,000 shares.

(13)	Information concerning BlackRock, Inc. (“BlackRock”) presented in the table is based solely on the information reported in the Schedule 13G of BlackRock filed on January 29, 2010.

(14)	The amount reflected as shares of Class B Stock over which Abigail Bennett has the sole power to dispose includes 5,300,000 shares of Class B Stock owned by RES Business Holdings LP and 5,300,000 shares of Class B Stock owned by RSS Business Holdings LP. Ms. Bennett disclaims beneficial ownership with respect to all such shares.

(15)	The shares held by RES Business Holdings LP are included in the number of shares beneficially owned by Richard Sands, the stockholders group described in footnote (9), RES Business Management LLC and Abigail Bennett. Assuming the conversion of Class B Stock beneficially owned by RES Business Holdings LP into Class A Stock, RES Business Holdings LP would beneficially own 5,300,000 shares of Class A Stock, representing 2.8% of the outstanding Class A Stock after such conversion.

(16)	The amount reflected represents 5,300,000 shares of Class B Stock held by RES Business Holdings LP. Assuming the conversion of Class B Stock beneficially owned by RES Business Management LLC into Class A Stock, RES Business Management LLC would beneficially own 5,300,000 shares of Class A Stock, representing 2.8% of the outstanding Class A Stock after such conversion.

(17)	The shares owned by RSS Business Holdings LP are included in the number of shares beneficially owned by Robert Sands, the stockholders group described in footnote (9), RSS Business Management LLC and Abigail Bennett. Assuming the conversion of Class B Stock beneficially owned by RSS Business Holdings LP into Class A Stock, RSS Business Holdings LP would beneficially own 5,300,000 shares of Class A Stock, representing 2.8% of the outstanding Class A Stock after such conversion.

(18)	The amount reflected represents 5,300,000 shares of Class B Stock owned by RSS Business Holdings LP. Assuming the conversion of Class B Stock beneficially owned by RSS Business Management LLC into Class A Stock, RSS Business Management LLC would beneficially own 5,300,000 shares of Class A Stock, representing 2.8% of the outstanding Class A Stock after such conversion.

Beneficial Security Ownership of Directors and Executive Officers

The Board has established guidelines for the minimum amounts of our common stock that our non-management directors and executive officers should beneficially own. These guidelines for stock ownership consider the length of a director’s tenure on the Board or an executive officer’s tenure as an executive officer. We allow individuals five years in which to reach the applicable ownership guideline. Ownership guidelines can be satisfied through the beneficial ownership of stock, vested stock options, and/or Class A Stock underlying Constellation CDIs.

The guideline for non-management directors is the beneficial ownership of two times the annual cash retainer fee paid to them. The guideline for executive officers is based on each officer’s position in the organization and is a multiple of annual base salary. The Chairman of the Board and the President and Chief Executive Officer each has a stock ownership guideline of four (4) times his annual base salary. Each of the other executive officers has a stock ownership guideline of two (2) times his annual base salary. As of February 28, 2010, each of our non-management directors and each of our executive officers had either met his or her respective target or was within the five-year window for doing so.

The following table sets forth, as of May 24, 2010, the beneficial ownership of Class A Stock, Class B Stock, and Class 1 Stock by our directors, the named executive officers (as defined under the heading “Compensation Tables and Related Information” below and with the exception of Jose F. Fernandez who passed away on January 1, 2010), and all of our directors and executive officers as a group. The Class A Stock information in the table below does not include shares of Class A Stock that are issuable upon the conversion of either Class B Stock or Class 1 Stock, although such information is provided in footnotes where applicable. Unless otherwise noted, the individuals listed in the table have sole voting and dispositive power with respect to the shares attributed to them.

Name of Beneficial Owner	Class A Stock (1)				Class B Stock		Class 1 Stock (1)
	Shares Beneficially Owned			Percent of Class Beneficially Owned
	Outstanding Shares	Shares Acquirable within 60 days (2)	Total Shares		Shares Beneficially Owned	Percent of Class Beneficially Owned	Shares Acquirable within 60 days (3)	Percent of Class Beneficially Owned
Richard Sands (4)	4,830,496	1,481,671	6,312,167	3.3%	15,288,244	64.4%	460,730	(5)
Robert Sands (4)	5,137,666	1,267,271	6,404,937	3.4%	15,282,604	64.4%	416,078	(5)
Robert Ryder	64,578	—	64,578	*(6)	—	*	260,273	(5)
W. Keith Wilson	44,577	426,998	471,575	*(6)	—	*	148,381	(5)
Thomas J. Mullin	97,863	633,838	731,701	*(6)	—	*	146,466	(5)
Jon Moramarco (7)	20,000	—	20,000	*(6)	—	*	—	(5)
Jerry Fowden	821	—	821	*(6)	—	*	—	(5)
Barry A. Fromberg	15,164	3,737	18,901	*(6)	—	*	23,185	(5)
Jeananne K. Hauswald	16,156	43,563	59,719	*(6)	—	*	23,185	(5)
James A. Locke III	30,410	37,563	67,973	*(6)(8)	264	*	23,185	(5)
Paul L. Smith (9)	16,589	9,049	25,638	*(6)	—	*	23,185	(5)
Peter H. Soderberg	9,670	1,120	10,790	*(6)	—	*	23,185	(5)
Mark Zupan	8,550	—	8,550	*(6)	—	*	21,506	(5)
All Executive Officers and Directors as a Group (14 persons) (10)	8,363,394	4,331,770	12,695,164	6.6%(10)	22,558,400	95.1%	1,778,945	(5)

*	Percentage does not exceed one percent (1%) of the outstanding shares of such class.

(1)

The numbers and percentages reported with respect to Class A Stock do not take into account shares of Class A Stock that can be received upon the conversion of Class 1 Option Shares. These shares are not taken into account because, in accordance with the Company’s certificate of incorporation, any shares of Class A Stock issued upon conversion of shares of Class 1 Stock must be sold immediately in connection with the conversion and, therefore, cannot be held by the beneficial owner of the Class 1 Shares. However, the numbers of shares and percentages of ownership taking into account the shares of Class A Stock that can be received upon the conversion of Class 1 Option Shares are provided in footnotes where appropriate.

(2)	Reflects the number of shares of Class A Stock that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 24, 2010.

(3)	Reflects the number of shares of Class 1 Stock that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 24, 2010.

(4)	See tables and footnotes under the heading “Beneficial Security Ownership of More Than 5% of the Company’s Voting Common Stock” for information with respect to sole and shared voting or dispositive power and for the numbers and percentages of shares of Class A Stock that would be beneficially owned if Class 1 Option Shares were included in the number of shares of Class A Stock beneficially owned and assuming the conversion of Class B Stock into Class A Stock. Of the number of shares reported, 2,072,654 shares of Class A Stock and 8,012,712 shares of Class B Stock are included in the numbers reported by both Richard Sands and Robert Sands. Of the shares reported as beneficially owned by Richard Sands as of May 24, 2010, 4,352,037 shares of Class A Stock and 9,474,261 shares of Class B Stock were pledged, and of the shares reported as beneficially owned by Robert Sands as of May 24, 2010, 4,460,924 shares of Class A Stock and 9,528,603 shares of Class B Stock were pledged. Of the shares described as pledged in the preceding sentence, 1,919,420 shares of Class A Stock and 7,576,011 shares of Class B Stock are included in the shares reported as beneficially owned by both Richard Sands and Robert Sands. All of the shares described as pledged are pledged under the facilities described in footnote (9) to the table under the heading “Beneficial Security Ownership of More Than 5% of the Company’s Voting Common Stock.”

(5)	As there are no shares of Class 1 Stock currently outstanding, the percentages of Class 1 Stock beneficially owned by each named individual and the executive officers and directors as a group, when calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, would be 100%.

(6)	If the shares of Class A Stock that can be received upon the conversion of the named individual’s Class 1 Option Shares were included in the shares of Class A Stock beneficially owned by the individual, the individual would beneficially own the shares of Class A Stock as noted below, which for each individual represents less than one percent (1%) of the outstanding Class A Stock: Robert Ryder – 324,851; W. Keith Wilson – 619,956; Thomas J. Mullin – 878,167; Jon Moramarco – 20,000; Jerry Fowden – 821; Barry A. Fromberg – 42,086; Jeananne K. Hauswald – 82,904; James A. Locke III – 91,158; Paul L. Smith – 48,823; Peter H. Soderberg – 33,975; and Mark Zupan – 30,056.

(7)	Mr. Moramarco left the Company on June 30, 2009.

(8)	Assuming the conversion of Mr. Locke’s 264 shares of Class B Stock into Class A Stock, Mr. Locke would beneficially own 68,237 shares of Class A Stock (91,422 shares of Class A Stock if the shares of Class A Stock that can be received upon the conversion of Mr. Locke’s Class 1 Option Shares were included), representing less than one percent (1%) of the outstanding Class A Stock after such conversion.

(9)	Of the number of shares reported as beneficially owned by Mr. Smith, 8,000 shares of Class A Stock have been pledged.

(10)	This group consists of our executive officers and directors as of May 24, 2010; therefore, neither Jose F. Fernandez nor Jon Moramarco are included in this group. Assuming the conversion into Class A Stock of a total of 22,558,400 shares of Class B Stock beneficially owned by the executive officers and directors as of May 24, 2010 as a group, this group would beneficially own 35,253,564 shares of Class A Stock, representing 16.5% of the outstanding Class A Stock after such conversion. If the shares of Class A Stock that can be received upon the conversion of this group’s Class 1 Option Shares were included in the shares of Class A Stock beneficially owned by this group of executive officers and directors, this group would beneficially own (i) 14,474,109 shares of Class A Stock, representing 7.5% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by this group were not converted, and (ii) 37,032,509 shares of Class A Stock, representing 17.2% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by this group were converted.

EXECUTIVE OFFICERS

Information concerning the Company’s executive officers and their terms of office can be found in Part I to the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2010.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our fiscal year ends on the last day of February of each calendar year. Throughout this proxy statement, fiscal years are referred to by the calendar year in which that fiscal year ends. For example, the fiscal year beginning March 1, 2009 and ending on February 28, 2010, which is the primary focus of this Compensation Discussion and Analysis, is referred to as “fiscal 2010.”

Since the commencement of fiscal 2010, the following key events have occurred:

•

In April 2009, the Human Resources Committee of the Board, or the Committee, reviewed our performance for fiscal 2009 and approved payments to our named executive officers pursuant to the Annual Management Incentive Plan, our primary mechanism for granting annual bonuses. These payments were based on earnings before interest and taxes, or EBIT, performance between the threshold and target levels the Committee approved at the beginning of fiscal 2009 and on free cash flow, or FCF, performance between target and maximum levels. At that time, the Committee also approved fiscal 2010 salary increases of 2% for, and awarded stock options and restricted stock to, our named executive officers. The Committee also revised the Annual Management Incentive Plan for fiscal 2010 by adopting a new bonus calculation methodology and by expressly granting the Committee authority to adjust bonuses downward through the use of its negative discretion.

•

In June 2009, Jon Moramarco transitioned from employment with us as Chief Executive Officer, Constellation International. The compensation related to Mr. Moramarco’s departure is included, as appropriate, in the Summary Compensation Table and described in “Employment Agreements and Potential Payments Upon Termination or Change-in-Control” below.

•

We were deeply saddened at the passing of Jose F. Fernandez, the Chief Executive Officer of Constellation Wines North America, on January 1, 2010. Compensation related to Mr. Fernandez’s passing is included, as appropriate, in the Summary Compensation Table and described in “Employment Agreements and Potential Payments Upon Termination or Change-in-Control” below.

•

The Committee, its compensation consultant, Towers Watson (formerly known as Watson Wyatt Worldwide), and management engaged in an in-depth review of the components of our executive compensation program. This review culminated in April 2010 with two important changes to our executive compensation structure:

°

The Committee redesigned the compensation package of the Chairman of the Board for fiscal 2011 to provide compensation at a level approximating 85% of the level provided to our Chief Executive Officer.

°

The Committee added a new vehicle—performance share units—to our fiscal 2011 equity award mix for our continuing named executive officers other than the Chairman of the Board. To provide for additional pay for performance linkage in our equity program, these performance share unit awards will result in payouts of shares of Class A Stock only if we achieve certain earnings per share results.

•

Finally, in April 2010, the Committee reviewed our performance for fiscal 2010 and approved payments to our continuing named executive officers pursuant to the Annual Management Incentive Plan. In approving these payments, the Committee exercised its right to apply negative discretion and ultimately awarded bonus payments based on EBIT performance between the threshold and target levels established by the Committee at the beginning of fiscal 2010 and FCF performance exceeding the maximum level. At that time, the Committee also approved fiscal 2011 salary increases of 2.5% for continuing named executive officers other than our Chairman of the Board and approved fiscal 2011 equity awards to each of our continuing named executive officers.

Philosophy and Objectives

We operate in a highly competitive and complex business environment on a global basis. The ability to attract, motivate and retain employees throughout the organization is critical to our long-term success in this environment. Accordingly, the objective of our executive compensation program is to attract, motivate and retain key executives by providing a compensation package that is competitive with the pay practices of other companies of comparable size, status, and industry.

The compensation program for our named executive officers, discussed below, consists of fixed compensation (base salary), variable compensation (cash bonus payments and equity awards), certain perquisites and other benefits. We have designed the elements of executive compensation to operate together in a manner that seeks to reward our named executive officers for their respective abilities and day-to-day service, assistance with the achievement of annual goals and financial targets, and contributions toward enhancing long-term stockholder value.

How Executive Compensation is Established

The Committee discharges the Board’s responsibilities relating to executive compensation, including the annual review and approval of named executive officer compensation. Management personnel within our Human Resources Department support the Committee in its work. Executive officers, including the Chairman of the Board, the President and Chief Executive Officer, and the Executive Vice President and Chief Human Resources and Administrative Officer, make recommendations and provide information to, and answer questions from, the Committee as the Committee fulfills its responsibilities regarding executive compensation during each fiscal year. The Committee engages a consultant to assist the Committee with its review and analysis of executive compensation and to provide data and advice on matters relating to executive officer compensation. Since August 2008, the Committee has engaged Towers Watson as its consultant.

Peer Group

In making its executive compensation decisions, the Committee evaluates the components of our executive compensation program, including comparing elements of compensation against compensation provided at a specific peer group of consumer product companies that we believe to be comparable in terms of business type, financial metrics, and performance. In September 2008, Towers Watson and the Committee reconsidered the composition of our existing peer group, and the Committee designated the companies listed below as the new peer group.

• Brown-Forman Corporation	• Campbell Soup
• ConAgra Foods, Inc.	• Dean Foods Company
• Del Monte Foods Company	• Dr. Pepper Snapple Group, Inc.
• Fortune Brands, Inc.	• H. J. Heinz Company
• The Hershey Company	• Hormel Foods Corporation
• The J. M. Smucker Company	• Kellogg Company
• Lorillard, Inc.	• Molson Coors Brewing Company
• PepsiAmericas, Inc.	• Reynolds American Inc.

In establishing this peer group, the Committee sought to ensure, with the advice of Towers Watson, that the peer group consisted of companies of appropriate size, type and complexity by reviewing metrics such as gross revenues, enterprise value, international operations, and market capitalization. The Committee determined that the inclusion of a pro rata share of the revenues of our Crown Imports and Matthew Clark joint ventures was appropriate for the purpose of determining the composition of this peer group. The Committee reviewed data regarding this peer group prior to setting base salaries, short-term incentive targets and equity grants for fiscal 2010 in April 2009. Towers Watson did not recommend any changes to the peer group and provided data to the Committee concerning this peer group prior to the Committee’s April 2010 meeting when the Committee set base salaries, short-term incentive targets and equity grants for fiscal 2011.

In addition to its review of peer group executive compensation data, the Committee may receive general executive compensation survey data when insufficient peer group data is available for a specific executive position or as another means of performing market checks of its overall compensation program or the individual components thereof.

Compensation of Named Executive Officers (other than the Chairman of the Board)

The Committee generally attempts to maintain an executive officer compensation program that will result in our named executive officers’ target cash compensation approximating the midpoint of that provided by peer group companies. As discussed below, the Committee reviews the executive compensation program on an annual basis with awards and adjustments being made at a regularly scheduled meeting of the Committee, usually in early April. At that time, the Committee considers company, marketplace and individual performance, executive compensation information and materials from its compensation consultant, and compensation and benefit recommendations from management. As part of the annual review process, the Committee also reviews tally sheets setting forth and comparing current and proposed base salaries, cash bonuses, equity incentives, and perquisites. Compensation decisions may be made at other times of the year in the case of promotions, new hires, or changes in responsibilities. As stated above, during fiscal 2010 the Committee, Towers Watson and management engaged in an in-depth review of the components of our executive compensation program. This review culminated in April 2010 with changes to the compensation structure of our Chairman of the Board and with the addition of performance share units to the mix of equity awards granted to our other continuing named executive officers.

The Committee desires to keep a significant portion of our named executive officers’ compensation at risk and based on performance and also desires to align our executives’ interests with the interests of our stockholders. Accordingly, a significant percentage of the annual compensation opportunity is allocated to incentive compensation in the form of annual cash bonus payments and equity grants. However, other than the fact that annual bonus and equity grants are based upon base salary amounts, the Committee does not have a policy regarding the specific allocation of compensation between long-term and currently paid out compensation or between cash and non-cash compensation. While the Committee has not historically had a policy regarding the allocation of different forms of non-cash compensation, as described below, the Committee has determined to allocate equity compensation to our continuing executive officers (other than the Chairman of the Board) on the following basis starting in fiscal 2011—approximately 50% in options, 25% in restricted stock and 25% in performance share units. For fiscal 2010 and fiscal 2011, these equity grants were generally positioned at or above the 75th percentile of the peer group. This approach results in a majority of the compensation opportunity for each of our named executive officers being provided through short-term incentives and long-term equity grants.

Compensation of the Chairman of the Board

Prior to July 2007, Richard Sands served as our Chairman of the Board and Chief Executive Officer. He transitioned from the role of Chief Executive Officer in July 2007 and has remained our Chairman of the Board since that time. Prior to making compensation decisions regarding Richard Sands in April 2009 and April 2010, Towers Watson provided the Committee with available Chairman of the Board-related data regarding the peer group and broader market. In making its compensation decisions at these meetings, the Committee compared the compensation of the Chairman of the Board against the compensation paid to the Chief Executive Officer. In particular, in April 2010, the Committee determined that, starting in fiscal 2011, the total direct compensation opportunity (that is, salary, potential bonus at target and equity awards) for the Chairman of the Board should approximate 85% of the Chief Executive Officer’s total direct compensation opportunity. The Committee understands from Towers Watson that this level of compensation will approximate the 75th percentile of the broader market. Also in April 2010, the Committee determined that the Chairman of the Board would receive 100% of his equity awards in the form of stock options as this form of award provides the most direct link to value creation for shareholders.

Elements of Compensation and Analysis of Compensation Decisions

The elements of compensation for our named executive officers consist of the following:

•	base salary;
•	short-term cash bonus awards;
•	long-term equity-based incentive awards; and
•	perquisites and other benefits.

Base Salary

We set base salary levels for our named executive officers to provide current compensation for their day-to-day services during the fiscal year, taking into account their individual roles and responsibilities as well as their respective experience and abilities. We generally seek to pay our named executive officers base compensation near the 50th percentile of similarly situated executives in the peer group. Under certain circumstances, however, the Committee may decide to approve an individual executive’s salary at a level above or below this level. These variations may occur due to reasons such as the specific expertise of an executive, the complexity or criticality of the business managed by the executive, and concerns regarding internal pay equity. While the executive compensation analysis provided by Towers Watson to the Committee prior to the Committee’s April 2009 meeting indicated that the base salary for Mr. Fernandez exceeded the 75th percentile of the peer group, the analysis provided by Towers Watson to the Committee prior to the Committee’s April 2010 meeting did not reveal any similar variations.

The Committee considers base salary adjustments on an annual basis as part of its comprehensive review of executive compensation matters, usually in early April. In April 2009, the Committee approved a 2% increase for each named executive officer based on its consideration of market practices and Company performance. The Committee may also approve mid-year base salary adjustments in the event of a new hire, promotion or other significant change in responsibilities. No named executive officer received such a mid-year salary adjustment during fiscal 2010. Salaries for our named executive officers for fiscal 2010 and, where appropriate, fiscal 2009 and fiscal 2008, appear in the Summary Compensation Table below.

In April 2010, the Committee also awarded each continuing named executive officer, except for the Chairman of the Board, a salary increase of 2.5% for fiscal 2011 after considering market practices and Company performance. With respect to the Chairman of the Board, the Committee determined it appropriate to keep his salary at the fiscal 2010 level in connection with its determination that the Chairman’s total direct compensation opportunity should approximate 85% of the total direct compensation opportunity of the Chief Executive Officer.

Short-Term Cash Bonus Awards

In addition to their base salaries, our named executive officers, like other eligible members of management, have the opportunity to earn short-term cash bonuses based on Company performance. The Committee views these bonuses as an integral element of the entire compensation package.

Annual Management Incentive Plan – Fiscal 2010

Our Annual Management Incentive Plan serves as the primary mechanism for granting annual performance-based incentive bonuses. The Committee administers an annual program under the plan in order to accomplish the following objectives:

•	to motivate executive officers to achieve our profit and other key goals;
•	to support our annual planning, budget and strategic planning processes;
•	to provide compensation opportunities which are competitive with those of other beverage alcohol, industry-related or peer companies in order to attract and retain key executives; and
•	to help control overhead by designing a portion of annual compensation as a variable rather than a fixed expense.

In April 2009, the Committee determined that it would be appropriate to amend the Annual Management Incentive Plan to allow the Committee to exercise negative discretion to reduce, but not increase, an award under the plan commencing for fiscal 2010 awards. The establishment of such a negative discretion component to this plan was recommended by Towers Watson.

The Committee then established an eligible bonus pool under the plan for fiscal 2010 equal to 0.50% of our EBIT, for each of Richard Sands and Robert Sands and 0.25% of our EBIT for each other named executive officer. The plan defines EBIT as the sum of our operating income plus equity in earnings of equity method investees, and the Company views this as a measure of its profitability. In each case in accordance with the provisions of Internal Revenue Code Section 162(m), the plan provides that the effects of extraordinary items, such as certain unusual or nonrecurring items of gain or loss, the effects of mergers, acquisitions, divestitures, spin-offs or significant transactions, among other items specified in the plan, are excluded in calculating EBIT for this purpose. Consistent with the amended Annual Management Incentive Plan, the Committee reserved the right to exercise its negative discretion at the end of fiscal 2010 to reduce or eliminate an award to any named executive officer and to consider such quantitative and qualitative factors it deems appropriate in making such determinations.

In April 2010, the Committee met to review our actual fiscal 2010 performance and to consider payouts to participants. After reviewing our fiscal year performance against the applicable performance criteria, the Committee confirmed that, prior to any application of negative discretion by the Committee, the following results had been achieved:

Annual Management Incentive Plan

Results for Fiscal 2010 Prior to the Application of Negative Discretion

Named Executive Officer	Eligible Bonus Pool Calculation	Fiscal 2010 EBIT (as Calculated Pursuant to the Plan)	Eligible Bonus Pool (Before the Application of Negative Discretion)
Chairman of the Board	0.50% of fiscal 2010 EBIT	$799,469,000	$3,997,345
President and Chief Executive Officer	0.50% of fiscal 2010 EBIT	$799,469,000	$3,997,345
Each other named executive officer at February 28, 2010	0.25% of fiscal 2010 EBIT	$799,469,000	$1,998,673

The Committee then considered whether and how to apply negative discretion to these amounts. In doing so, the Committee took into account the following:

•	the named executive officer’s position at the Company;
•	the named executive officer’s base salary earned in fiscal 2010; and
•	Company performance for fiscal 2010 with respect to certain specified financial performance goals the Committee established at the beginning of the year.

The Committee first considered individual incentive award opportunities depending on the executive’s position. The Committee established these opportunities, which were the same as were applied in fiscal 2009, with the understanding that they were competitive with the market and placed at risk an appropriate amount of the executive’s pay. Based on these factors, the Committee applied the following award schedule for the specified levels of achievement in terms of a percentage of the named executive officer’s fiscal 2010 base salary:

Annual Management Incentive Plan

Fiscal 2010 Award Schedule for the Application of Negative Discretion

Named Executive Officer	Threshold	Target	Maximum
Chairman of the Board	30%	120%	240%
President and Chief Executive Officer	30%	120%	240%
Each other named executive officer	17.5%	70%	140%

These percentages assume that the same threshold, target or maximum performance is achieved for each applicable performance criteria utilized by the Committee in its application of negative discretion. Accordingly, an incentive award payment under the Committee’s application of negative discretion for fiscal 2010 could have been less than the threshold percentage set forth above if a threshold level was not achieved for one of the criteria.

The Committee chose comparable EBIT and free cash flow, or FCF, as the applicable performance criteria to use in its application of negative discretion, as these criteria represent key drivers of our short-term business success. We believe that EBIT serves as a measure of our profitability, while FCF reflects our ability to generate the cash required to operate the business and pay down debt. Comparable EBIT is EBIT excluding restructuring charges, acquisition-related integration costs and unusual items. FCF is equal to net cash provided by (used in) operating activities less purchases of property, plant and equipment.

In exercising their negative discretion right, the Committee used the following criteria weightings to determine awards for named executive officers:

Annual Management Incentive Plan

Fiscal 2010 Performance Criteria Weightings for the

Application of Negative Discretion

Named Executive Officer	Comparable EBIT	FCF
Chairman of the Board	80%	20%
President and Chief Executive Officer	80%	20%
Each other named executive officer	80%	20%

In April 2009, the Committee established target levels for comparable EBIT and FCF equal to the expected level of performance under our fiscal 2010 operating plan. This operating plan was reviewed with and approved by the Board in April 2009. With the assistance of the Human Resources Department, the Committee had also established at that time a range of performance level award opportunities from threshold to maximum by considering a variety of factors, including the minimal acceptable growth for each performance criterion, our strategic direction and focus, and the various risks and uncertainties we face. The Committee established performance targets intended to be appropriately challenging at all levels, including the threshold level, but attainable with increasing difficulty for each level beyond threshold upon achievement of the strategic objectives of the business. Threshold levels were expected to be challenging but achievable under normal circumstances and were achieved in fiscal 2010 with respect to both measures applicable to our named executive officers. Target levels would be achieved if the Company performed as expected under our operating plan. Maximum levels would be achievable only with exceptional performance. The Committee determined that it would be appropriate to consider these fiscal 2010 performance levels in applying negative discretion. These performance levels are set forth below:

Annual Management Incentive Plan

Fiscal 2010 Performance Levels for the

Application of Negative Discretion

Performance Criteria	Threshold Performance Level	Target Performance Level	Maximum Performance Level
Comparable EBIT	$808 million	$861 million	$917 million
FCF	$200 million	$250 million	$301 million

The Committee then completed its application of negative discretion by considering our fiscal 2010 performance, as adjusted at the Committee’s discretion to reflect certain non-recurring events consisting primarily of the Company’s U.S. distributor consolidation effort including the effects of voluntary distributor inventory reductions, against these performance criteria. The Committee then certified awards to the named executive officers based on the following results:

Annual Management Incentive Plan

Fiscal 2010 Performance Criteria Results under the

Application of Negative Discretion

Performance Criteria	Fiscal 2010 Results
Comparable EBIT	$843,495,000, equal to 70% of target payout (for performance between threshold and target levels)
FCF	$303,169,000, equal to 200% of target payout (for performance above maximum level)

The resulting Annual Management Incentive Plan awards paid to the named executive officers for fiscal 2010 appear below in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column. Neither Mr. Fernandez nor Mr. Moramarco received an award under the plan for fiscal 2010 as they were not executive officers at the end of the year. Where appropriate, Annual Management Incentive Plan awards for fiscal 2009 and fiscal 2008 also appear in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Annual Management Incentive Plan – Fiscal 2011

In April 2010, the Committee established the bonus pool under the plan for fiscal 2011. The Committee adopted the same methodology as it used for the fiscal 2010 program, establishing a bonus pool equal to 0.5% of our fiscal 2011 EBIT for each of Richard Sands and Robert Sands and 0.25% of our fiscal 2011 EBIT for each of our other continuing executive officers. The Committee reserved the right to reduce or eliminate awards based on such quantitative and qualitative factors it deems appropriate and again established a range of Comparable EBIT and FCF performance as a possible means of applying its negative discretion.

Other Cash Bonus Awards

In addition to any payments under the Annual Management Incentive Plan, the Committee has discretion to pay cash bonuses outside of that plan. Such payments might be paid to executives, for example, after the closing of a significant acquisition or other transaction. No named executive officer received such a payment in fiscal 2010.

Long-Term Incentive Awards

Equity Award Granting Practices

The Committee (as well as the full Board) has the flexibility to award non-qualified stock options, restricted stock, stock appreciation rights and other stock-based awards, such as restricted stock units and performance share units, under our Long-Term Stock Incentive Plan. The Committee grants options to purchase Class 1 Stock to individuals subject to U.S. taxation, including named executive officers, and options to purchase Class A Stock to other participants. (As no trading market exists for the Class 1 Stock, the fair market value of a share of Class 1 Stock is equal to the fair market value of a share of Class A Stock unless the Committee determines otherwise.) Similarly, the Committee grants restricted stock to individuals subject to U.S. taxation, including named executive officers, and restricted stock units to other participants.

The Committee annually considers equity awards to named executive officers at the regularly scheduled meeting at which it considers annual compensation-related actions and awards, including the grant of equity awards to other eligible employees around the world. The Committee generally grants new employee awards, awards associated with promotions, and awards associated with significant business activities at regularly scheduled meetings of the Committee, which may or may not be one at which other compensation-related decisions are made. In addition, the Human Resources Committee has delegated to our Chief Human Resources Officer limited authority to grant stock option awards provided that (i) the recipient must be at or below the level of Vice President, (ii) any such award may not be for more than 5,000 shares of our Class A Stock or Class 1 Stock, and (iii) the number of shares and the terms and conditions for such grants shall be consistent with the past practices of the Committee. The Chief Human Resources Officer did not exercise this authority in fiscal 2010. All stock option awards under our Long-Term Stock Incentive Plan are priced at the closing price of our Class A Stock on the date of grant.

The Board considers equity grants to the directors pursuant to our non-management director compensation policy as described more fully below under the heading “Director Compensation.” The Board generally approves these annual grants to directors at the Board meeting immediately following the Annual Meeting of Stockholders. As directors serve annual terms, such grants are intended to coincide with the beginning of their term of office. For example, the Board approved fiscal 2010 equity awards for directors on July 23, 2009 following the Annual Meeting of Stockholders held earlier that day. The Board may also grant equity awards upon the appointment of a new member of the Board. While no new Board members were appointed during fiscal 2010, Mr. Fowden was appointed to the Board effective May 1, 2010 and received stock option and restricted stock awards at that time.

We do not backdate equity grants and do not time grants of equity so that they are intentionally made prior to the announcement of favorable information or subsequent to the announcement of unfavorable information.

Named Executive Officer Awards – Fiscal 2010

In fiscal 2010, the Committee granted stock options and restricted stock to named executive officers. The use of equity-based awards, together with the stock ownership guidelines described below, directly ties our executives’ interests to the value and appreciation of our Class A Stock. These awards also assist in the retention of executives as they vest over a period of employment with us, usually one-quarter per year over four years. The Committee considers granting stock-based awards as part of its annual review of executive compensation, usually in early April. The Committee has also granted stock-based awards in connection with significant business activities, such as acquisitions, or events, such as new hires.

In April 2009, the Committee determined it was important to retain stock options as a significant element of annual compensation, as the value of options has a close and direct link to the creation of stockholder value, and awarded stock options to each named executive officer. At this same meeting, the Committee determined that it would be appropriate to also grant shares of restricted stock to our named executive officers, as part of our equity-based grants. The Committee began granting restricted stock to our named executive officers in fiscal 2009 and believes that these awards provide for greater diversification and retention value in our equity-based grants.

The Committee awarded stock options and restricted stock to named executive officers after taking into account the executives’ positions and salaries, so that more senior executives received a greater portion of their compensation through long-term incentives. Specifically, the Committee awarded options and restricted stock as follows:

Named Executive Officer	Stock Option Award	Restricted Stock Award
Chairman of the Board	(7.50 x salary) ÷ grant date stock price	(1.0 x salary) ÷ grant date stock price
President and Chief Executive Officer	(7.50 x salary) ÷ grant date stock price	(1.0 x salary) ÷ grant date stock price
Each other named executive officer	(5.25 x salary) ÷ grant date stock price	(0.6 x salary) ÷ grant date stock price

More information concerning these stock option awards and restricted stock awards can be found below in the Summary Compensation Table and the Grants of Plan-Based Awards in Fiscal 2010 table.

Named Executive Officer Awards – Fiscal 2011

In April 2010, the Committee again determined that it was important to retain stock options and restricted stock as significant elements of compensation. In order to further diversify the mix of equity awards and provide more pay for performance linkage, the Committee determined that it would also be appropriate to provide performance share unit awards to all current named executive officers other than Richard Sands. In doing so, the Committee determined that it would be appropriate to keep overall long-term award values constant and to replace a portion of value formerly awarded as stock options with performance share unit awards. In particular, for all current named executive officers (except for Richard Sands) the Committee determined that the allocation of such awards should be approximately 50% in stock options, 25% in restricted stock and 25% in performance share unit awards. After considering a variety of possible performance measures during the year, the Committee determined that anchoring performance share unit awards to our earnings per share results, as adjusted pursuant to the plan, would provide an appropriate incentive to our named executive officers and would not duplicate performance measures already considered as part of our short-term bonus award program.

Accordingly, the performance share unit awards will result in payouts of shares of Class A Stock if we achieve certain earnings per share levels over the three-year vesting period of the awards. In addition to the three-year vesting term, these initial performance share unit awards provide for the opportunity to receive an interim payout after the first year if a target earnings per share level is achieved. As stated above, the Committee determined that it would be advisable for Richard Sands to receive all of his equity in the form of stock options.

Specifically, the Committee awarded stock options, restricted stock and performance share units in April 2010 as follows:

Named Executive Officer	Stock Option Award	Restricted Stock Award	Performance Share Unit Award (at target)
Chairman of the Board	(7.9 x salary) ÷ grant date stock price	Not applicable	Not applicable
President and Chief Executive Officer	(4.87 x salary) ÷ grant date stock price	(1.0 x salary) ÷ grant date stock price	(1.0 x salary) ÷ grant date stock price
Each other named executive officer	(3.67 x salary) ÷ grant date stock price	(0.6 x salary) ÷ grant date stock price	(0.6 x salary) ÷ grant date stock price

Stock Ownership Guidelines

In order to further align the interests of our executive officers, including our named executive officers, with the long-term interests of our stockholders, the Board has established guidelines for the amounts of our common stock that our executive officers should beneficially own. In establishing these guidelines for stock ownership, we consider the length of an executive officer’s tenure. We allow individuals five years in which to reach the applicable ownership guideline. Ownership guidelines can be satisfied by the ownership of stock, vested stock options, and/or Class A Stock underlying Constellation CHESS Depositary Interests as described above under the heading “Voting Securities.” The applicable guidelines for our executive officers are as follows:

Executive Officer	Stock Ownership Guideline
Chairman of the Board	4 times base salary
President and Chief Executive Officer	4 times base salary
Each other executive officer	2 times base salary

As of February 28, 2010, each of our executive officers had either met his respective guideline or was within the five-year window for doing so.

Other Benefits

Savings Plans and Health and Welfare Benefits

As with other eligible employees, we offer our named executive officers the following retirement savings opportunities and health and welfare benefits in order to help provide a reasonable level of support during and after employment with us and to attract, maintain, and motivate employees with a competitive benefits package:

•

Named executive officers who are resident in the U.S. are eligible to participate in our 401(k) and Profit Sharing Plan on the same terms as other eligible employees. Each year, eligible employees may elect to contribute on a before-tax basis into their plan accounts up to 50% of their annual salary, but not in excess of the annual limit set by the Internal Revenue Service, or the IRS. We provide a 50% match on the first 6% of salary as well as a 3% annual contribution. In addition, at the conclusion of each fiscal year, the Committee analyzes our performance and has discretion to award a supplemental profit sharing contribution, which is typically between 1% and 7% of eligible wages.

•	Named executive officers are eligible to participate in our 2005 Supplemental Executive Retirement Plan, which is a non-qualified retirement savings plan designed to provide participants with the benefit of our 3% annual contributions and supplemental profit sharing contributions that could not be made pursuant to the 401(k) and Profit Sharing Plan due to IRS limitations. Further detail concerning this plan is provided below under the heading “Nonqualified Deferred Compensation.”

•	Named executive officers are generally eligible to participate on the same terms as other eligible employees in our 1989 Employee Stock Purchase Plan, an Internal Revenue Code Section 423 plan that allows employees to purchase shares of Class A Stock at a discount through salary deductions. Due to their levels of stock ownership in the Company, neither Richard Sands nor Robert Sands is eligible to participate in this plan.

•	Named executive officers also receive customary employee benefits, such as our health insurance program, long-term and short-term disability insurance programs, paid time off (vacation/sick leave) and life insurance programs, in the same manner as other eligible employees.

Severance Benefits

In April 2008, the Committee determined that it was appropriate to standardize our relationships with our executive officers and approved the execution of employment agreements with each of our executive officers, including all of our named executive officers. In approving the execution of these agreements, the Committee believed it appropriate to ensure that similarly situated executive officers (such as our Executive Vice Presidents) had the same employment terms. In establishing these agreements, we considered information from the Company’s compensation consultant at that time regarding existing market practices. More information concerning these agreements and amounts paid or payable to named executive officers in the event of a severance or change-in-control event, including amounts earned or accrued by Messrs. Fernandez and Moramarco, are described below under the heading “Employment Agreements and Potential Payments Upon Termination or Change-in-Control.”

Perquisites

We provide named executive officers with perquisites and other personal benefits that we believe to be fair, reasonable and competitive with those offered by comparable companies to their executive officers. The Committee believes these benefits further our objective of attracting, motivating and retaining key executive talent and assist executive officers in dedicating the appropriate amount of time and attention to business initiatives. Executives pay all personal income taxes that are attributable to the taxable perquisites we provide.

We provide the following recurring benefits to some or all of our named executive officers:

•

Automobile lease or allowance – We provide a designated leased vehicle or monthly allowance to named executive officers. We believe this is competitive with benefits provided to executives at comparable companies.

•

Personal use of our corporate aircraft when not needed for business purposes – We monitor the personal use of corporate aircraft and believe this use is reasonable. We also believe it enables executives to devote maximum time and attention to our business and enhances their availability and security while away from our offices.

•

Product allowance – We provide a product allowance to named executive officers and believe that the product allowances enhance knowledge and appreciation of our products. The current annual allowance is $10,000 for our Chairman of the Board and for our President and Chief Executive Officer and $5,000 for our other named executive officers.

•

Expanded annual physical health review on a voluntary basis – We believe we benefit from offering an annual comprehensive health physical by encouraging our named executive officers to protect their health.

Pursuant to his employment agreement, we agreed to provide certain other benefits to Mr. Fernandez for so long as we required him to maintain two primary business locations. Until his passing in January 2010, these benefits consisted of a $3,000 monthly allowance, the use of a second leased vehicle, and the right to receive tax preparation services from a third party provider.

In addition, we may provide additional benefits to our named executive officers in special circumstances, such as the payment of cost of living adjustments, tax preparation fees and tax equalization costs in the event of an expatriate assignment or relocation benefits in the event of a new hire or transfer. The recurring and additional benefits we provided to our named executive officers during fiscal 2010 are quantified below in the Summary Compensation Table.

Accounting Considerations

Accounting for Stock-Based Compensation

We follow the Financial Accounting Standards Board, or FASB, guidance for stock compensation in FASB ASC Topic 718 requiring that we recognize in our financial statements the cost resulting from all share-based payment transactions, such as stock options and restricted stock awards. As with any significant accounting requirement, we and our Board have considered and continue to monitor the impact of this guidance. At this time, we continue to believe that equity-based executive compensation, including stock options, restricted stock awards and performance share units, serves an important role in our executive compensation program design, and we have not significantly altered our compensation philosophy or award mix in light of this accounting guidance.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code provides that certain compensation in excess of $1 million per year paid to certain named executive officers of a company who are employed at year-end may not be deductible by the company unless the compensation qualifies as performance-based compensation. The Committee recognizes the benefits of structuring executive compensation so that, where possible, Section 162(m) does not limit our tax deductions for compensation, and our Long-Term Stock Incentive Plan and Annual Management Incentive Plan have been designed so that the Committee may award performance-based compensation that is not subject to the limits imposed by Section 162(m). Under certain circumstances, such as the payment of cash bonuses awards outside of the Annual Management Incentive Plan and the granting of restricted stock to executive officers, the Committee may decide to award executive compensation in an amount and form that is not deductible under Section 162(m).

Compensation Committee Report

We, the Human Resources Committee of the Board (which committee functions as the compensation committee of the Board), have reviewed and discussed the Compensation Discussion and Analysis set forth above with the management of the Company, and, based on such review and discussion, have recommended to the Board the inclusion of the Compensation Discussion and Analysis in this Proxy Statement and, through incorporation by reference to this Proxy Statement, the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2010.

Human Resources Committee

(as of April 28, 2010):

Jeananne K. Hauswald (Chair)

Peter H. Soderberg

Compensation Tables and Related Information

The following table sets forth the compensation paid or accrued by us for services rendered for fiscal 2010 (our fiscal year ended February 28, 2010) by our Chief Executive Officer, our Chief Financial Officer, our three other most highly compensated continuing executives officers, and two additional individuals who were not serving as executive officers at the end of fiscal 2010. These individuals are referred to as “named executive officers.” Where applicable, the following table also sets forth the compensation paid or accrued by us to these named executive officers for fiscal 2009 (our fiscal year ended February 28, 2009) and fiscal 2008 (our fiscal year ended February 29, 2008).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Richard Sands, Chairman of the Board (4)	2010	1,135,472	—	1,136,415	3,189,486	1,308,064	—	328,850	7,098,287
	2009	1,112,800	—	1,114,696	3,117,908	932,081	—	583,330	6,860,815
	2008	1,080,320	669,798	—	4,196,498	923,025	—	390,701	7,260,342
Robert Sands, President and Chief Executive Officer (5)	2010	1,102,298	—	1,103,235	3,096,311	1,269,847	—	200,684	6,772,375
	2009	1,080,289	—	1,082,192	3,027,296	904,850	—	266,449	6,361,076
	2008	978,070	606,403	—	3,592,306	835,663	—	205,549	6,217,991
Robert Ryder, Executive Vice President and Chief Financial Officer (6)	2010	540,600	—	324,690	1,062,970	363,283	—	41,716	2,333,259
	2009	529,615	—	319,304	1,039,540	258,770	—	35,464	2,182,693
	2008	390,346	183,600	—	1,798,643	254,184	—	836,573	3,463,346
W. Keith Wilson, Executive Vice President and Chief Human Resources and Administrative Officer	2010	493,410	—	296,369	970,194	331,571	—	38,042	2,129,586
Thomas J. Mullin, Executive Vice President and General Counsel	2010	485,914	—	291,629	954,850	326,332	—	57,374	2,116,099
Jose F. Fernandez, Former Chief Executive Officer, Constellation Wines North America (7)	2010	644,852	—	409,773	1,341,739	—	—	2,572,134	4,968,498
	2009	668,750	—	403,432	1,312,090	439,101	—	112,854	2,936,227
	2008	593,115	53,380	—	1,283,425	599,521	—	103,393	2,632,834
Jon Moramarco, Former Chief Executive Officer, Constellation International (8)	2010	243,327	—	327,890	1,073,392	—	—	1,617,630	3,262,239
	2009	535,000	—	323,128	1,049,529	62,916	—	53,251	2,023,824
	2008	518,911	46,702	—	1,531,118	400,288	—	244,593	2,741,612

(1)	These amounts represent the full grant date fair value of the restricted stock and stock options, respectively, granted in fiscal 2010 and, where applicable, fiscal 2009 and fiscal 2008. This represents the aggregate amount that we expect to expense for such grants in accordance with FASB ASC Topic 718 over the grants’ respective vesting schedules. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. A discussion of the assumptions used in calculating these values with respect to stock option awards may be found in Note 17 of our financial statements in the Annual Report on Form 10-K for the fiscal year ended February 28, 2010. These amounts reflect our expected aggregate accounting expense for these awards and do not necessarily correspond to the actual values that will be realized by the named executive officers. See the Grants of Plan-Based Awards in Fiscal 2010 table below for additional information regarding awards made during fiscal 2010.

(2)	These amounts reflect payments made under our Annual Management Incentive Plan in April 2010 for fiscal 2010, and, where applicable, in April 2009 for fiscal 2009 and April 2008 for fiscal 2008.

(3)	These amounts, as set forth below, include for fiscal 2010 (i) our matching contributions under the 401(k) and Profit Sharing Plan earned in fiscal 2010, (ii) our 3% annual contributions and supplemental profit sharing contributions under the 401(k) and Profit Sharing Plan earned in fiscal 2010, (iii) our contributions under the 2005 Supplemental Executive Retirement Program made during fiscal 2010 based upon fiscal 2009 performance, (iv) perquisites and other personal benefits for fiscal 2010, and (v) payments earned or accrued in connection with a separation of employment during fiscal 2010.

Name	401(k) and Profit Sharing Plan Matching Contributions ($)	401(k) and Profit Sharing Plan 3% Annual and Supplemental Profit Sharing Contributions ($)	2005 Supplemental Executive Retirement Plan Contributions ($)	Perquisites and Other Personal Benefits ($)	Payments upon Separation ($)	Tax Gross-Ups ($)	Total “All Other Compensation” ($)
Richard Sands	7,453	14,210	41,668	265,519	—	—	328,850
Robert Sands	7,450	14,210	40,134	138,890	—	—	200,684
Robert Ryder	5,011	14,210	7,439	15,056	—	—	41,716
W. Keith Wilson	—	14,210	11,968	11,864	—	—	38,042
Thomas J. Mullin	7,394	14,210	11,607	24,163	—	—	57,374
Jose F. Fernandez	4,260	14,210	20,709	34,303	2,498,652	—	2,572,134
Jon Moramarco	5,702	7,350	14,396	8,343	1,581,839	—	1,617,630

Perquisites and other personal benefits provided to named executive officers in fiscal 2010 are described below and included personal use of our corporate aircraft, automobile allowances or personal use of leased automobiles, complimentary product allowances, and a cost of living adjustment to an executive for maintaining two business locations:

•	Richard Sands – $254,228 for personal use of corporate aircraft, $9,600 for automobile allowance, and $1,691 for product allowance;
•	Robert Sands – $126,187 for personal use of corporate aircraft, $9,600 for automobile allowance, and $3,103 for product allowance;
•	Robert Ryder – $9,600 for automobile allowance and $5,456 for product allowance;
•	W. Keith Wilson – $9,600 for automobile allowance and $2,264 for product allowance;
•	Thomas J. Mullin – $10,401 for personal use of corporate aircraft, $9,600 for auto allowance, and $4,162 for product allowance;
•	Jose F. Fernandez – $31,846 for cost of living adjustment, $1,257 for personal use of leased automobile, and $1,200 for product allowance; and
•	Jon Moramarco – $7,325 for personal use of leased automobile and $1,018 for product allowance.

Values noted above for the personal use of our corporate aircraft and leased automobiles represent the aggregate incremental cost to us for such use. The aggregate incremental cost of personal use of the corporate aircraft includes (i) the cost of fuel (using aircraft-specific average consumption rates per hour and aircraft-specific average fuel costs), (ii) ordinary aircraft maintenance (using aircraft-specific average maintenance costs per hour), and (iii) specific trip-related expenses, including crew hotel and meals, on-board catering, trip-related landing fees, hangar and parking costs, and similar costs. Since our aircraft are used primarily for business travel, the methodology excludes fixed, capital and similar costs. In instances where family members or guests fly on our aircraft as additional passengers on business flights with an executive, the aggregate incremental cost to us is de minimis in amount, and no amount is reflected in the table for these additional passengers. Values noted above for the personal use of leased automobiles includes the rental payments paid by us during fiscal 2010 for each automobile as well as our fleet average cost of insurance per vehicle and maintenance.

Payments upon separation for Messrs. Fernandez and Moramarco are described in “Employment Agreements and Potential Payments Upon Termination or Change-in-Control” below.

(4)	From March 1, 2007 until July 26, 2007, Richard Sands served as Chairman of the Board and Chief Executive Officer. During the remainder of fiscal 2008 and all of fiscal 2009 and fiscal 2010, Richard Sands served as Chairman of the Board.

(5)	From March 1, 2007 until July 26, 2007, Robert Sands served as President and Chief Operating Officer. During the remainder of fiscal 2008 and all of fiscal 2009 and fiscal 2010, Robert Sands served as President and Chief Executive Officer.

(6)	Mr. Ryder assumed the position of Executive Vice President and Chief Financial Officer of the Company in May 2007.

(7)	The Board designated Mr. Fernandez as one of our executive officers in July 2007. Mr. Fernandez was also President and Chief Executive Officer of Constellation Wines U.S., Inc., one of our wholly-owned subsidiaries. Mr. Fernandez passed away on January 1, 2010. Payments made to or accrued for Mr. Fernandez’s estate pursuant to his employment agreement are described under the heading “Employment Agreements and Potential Payments Upon Termination or Change-in-Control” below.

(8)	The Board designated Mr. Moramarco as one of our executive officers in July 2007. Mr. Moramarco left the Company on June 30, 2009. Payments made to or accrued for Mr. Moramarco upon his separation are described under the heading “Employment Agreements and Potential Payments Upon Termination or Change-in-Control” below.

Grants of Plan-Based Awards in Fiscal 2010

		Estimated Possible Payouts under Non-Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date	Target ($)(1)
Richard Sands	NA	3,997,345
	4/6/09		95,900			1,136,415
	4/6/09			719,200	11.85	3,189,486
Robert Sands	NA	3,997,345
	4/6/09		93,100			1,103,235
	4/6/09			698,190	11.85	3,096,311
Robert Ryder	NA	1,998,673
	4/6/09		27,400			324,690
	4/6/09			239,690	11.85	1,062,970
W. Keith Wilson	NA	1,998,673
	4/6/09		25,010			296,369
	4/6/09			218,770	11.85	970,194
Thomas J. Mullin	NA	1,998,673
	4/6/09		24,610			291,629
	4/6/09			215,310	11.85	954,850
Jose F. Fernandez	NA	1,998,673
	4/6/09		34,580			409,773
	4/6/09			302,550	11.85	1,341,739
Jon Moramarco	NA	1,998,673
	4/6/09		27,670			327,890
	4/6/09			242,040	11.85	1,073,392

(1)	This amount represents the eligible bonus pool that was established for each named executive officer for fiscal 2010 under our Annual Management Incentive Plan. It does not represent an actual payout to the named executive officer. No threshold or maximum levels were associated with the creation of these eligible bonus pools. The method for determining these amounts as well as the actual awards for named executive officers for fiscal 2010 are described above under the heading “Short-Term Cash Bonus Awards” and subheading “Annual Management Incentive Plan – Fiscal 2010” in the Compensation Discussion and Analysis. The actual award paid to for each named executive officer under the plan for fiscal 2010 is set forth above in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.

(2)

This represents the number of restricted shares of Class A Stock granted to the named executive officer under our Long-Term Stock Incentive Plan. These restricted stock awards are scheduled to vest 25% per year at each of the first four annual anniversaries of May 1, 2009. Further information concerning these awards can be found above under the heading

“Long-Term Incentive Awards” and subheading “Named Executive Officer Awards – Fiscal 2010” in the Compensation Discussion and Analysis and below in the Outstanding Equity Awards at February 28, 2010 table.

(3)	This represents the number of options to purchase shares of Class 1 Stock granted to the named executive officer under our Long-Term Stock Incentive Plan. These options are scheduled to vest and become exercisable 25% per year at each of the first four annual anniversaries of the grant date. Further information concerning these awards can be found above under the heading “Long-Term Incentive Awards” and subheading “Named Executive Officer Awards – Fiscal 2010” in the Compensation Discussion and Analysis and below in the Outstanding Equity Awards at February 28, 2010 table. No trading market exists for the Class 1 Stock. Class 1 Stock may be converted into shares of Class A Stock on a one-for-one basis, provided such conversion is permitted only if the holder immediately sells the Class A Stock acquired upon conversion in a market transaction or to an unrelated party in a bona fide private sale. Under the plan, the fair market value of a share of Class 1 Stock is equal to the fair market value of a share of Class A Stock unless our Human Resources Committee determines otherwise.

(4)	The exercise price of these options, which relate Class 1 Stock (for which there is no public trading market), is the closing price of a share of Class A Stock on the grant date.

(5)	These amounts represent the full grant date fair value of the restricted stock and stock options, respectively, granted in fiscal 2010. This represents the aggregate amount that we expect to expense for such grants in accordance with FASB ASC Topic 718 over the grants’ respective vesting schedules. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. A discussion of the assumptions used in calculating these values with respect to stock option awards may be found in Note 17 of our financial statements in the Annual Report on Form 10-K for the fiscal year ended February 28, 2010. These amounts reflect our expected aggregate accounting expense for these awards and do not necessarily correspond to the actual values that will be realized by the named executive officers.

Outstanding Equity Awards at February 28, 2010

The following table presents information concerning outstanding stock option and restricted stock awards to each of the named executive officers.

		Option Awards				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date (3)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)
Richard Sands	4/6/2000	176,800		6.4375	4/5/2010
	4/10/2001	126,400		8.8713	4/10/2011
	9/26/2001	200,000		10.2500	9/26/2011
	4/2/2003	152,200		11.7950	4/2/2013
	4/3/2003	60,000		11.7500	4/3/2013
	4/6/2004	242,800		16.6300	4/6/2014
	12/23/2004	40,000		23.0200	12/23/2014
	4/7/2005	156,200		27.2350	4/7/2015
	4/5/2006	150,750	50,250	25.8800	4/5/2016
	4/5/2006	22,500	7,500	25.8800	4/5/2016
	4/3/2007	157,672	157,671	20.7900	4/3/2017
	4/3/2007	24,376	24,374	20.7900	4/3/2017
	4/18/2007	8,126	8,124	22.2700	4/18/2017
	7/26/2007	35,242	35,241	22.0800	7/26/2017
	1/2/2008	15,000	15,000	23.4800	1/2/2018
	4/1/2008	109,250	327,750	19.1200	4/1/2018
	4/1/2008					43,725	657,624
	4/6/2009		719,200	11.8500	4/6/2019
	4/6/2009					95,900	1,442,336
Robert Sands	4/6/2000	156,800		6.4375	4/5/2010
	4/10/2001	112,000		8.8713	4/10/2011
	9/26/2001	160,000		10.2500	9/26/2011
	4/2/2003	107,600		11.7950	4/2/2013
	4/3/2003	60,000		11.7500	4/3/2013
	4/6/2004	191,800		16.6300	4/6/2014
	12/23/2004	40,000		23.0200	12/23/2014
	4/7/2005	128,000		27.2350	4/7/2015
	4/5/2006	22,500	7,500	25.8800	4/5/2016
	4/5/2006	123,600	41,200	25.8800	4/5/2016
	4/3/2007	157,672	157,671	20.7900	4/3/2017
	4/3/2007	24,376	24,374	20.7900	4/3/2017
	4/18/2007	8,126	8,124	22.2700	4/18/2017
	7/26/2007	2,192	2,192	22.0800	7/26/2017
	1/2/2008	15,000	15,000	23.4800	1/2/2018
	4/1/2008	106,075	318,225	19.1200	4/1/2018
	4/1/2008					42,450	638,448
	4/6/2009		698,190	11.8500	4/6/2019
	4/6/2009					93,100	1,400,224

		Option Awards				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date (3)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)
Robert Ryder	6/27/2007	75,000	75,000	24.1300	6/27/2017
	1/2/2008	15,000	15,000	23.4800	1/2/2018
	4/1/2008	36,425	109,275	19.1200	4/1/2018
	4/1/2008					12,525	188,376
	4/6/2009		239,690	11.8500	4/6/2019
	4/6/2009					27,400	412,096
W. Keith Wilson	1/22/2002	98,075		12.1500	1/22/2012
	4/2/2003	42,800		11.7950	4/2/2013
	4/3/2003	60,000		11.7500	4/3/2013
	6/26/2003	18,360		15.2500	6/26/2013
	4/6/2004	45,600		16.6300	4/6/2014
	12/23/2004	40,000		23.0200	12/23/2014
	4/7/2005	29,000		27.2350	4/7/2015
	4/5/2006	38,100	12,700	25.8800	4/5/2016
	4/5/2006	22,500	7,500	25.8800	4/5/2016
	4/3/2007	49,250	49,250	20.7900	4/3/2017
	4/3/2007	24,376	24,374	20.7900	4/3/2017
	4/18/2007	8,126	8,124	22.2700	4/18/2017
	1/2/2008	15,000	15,000	23.4800	1/2/2018
	4/1/2008	33,250	99,750	19.1200	4/1/2018
	4/1/2008					11,400	171,456
	4/6/2009		218,770	11.8500	4/6/2019
	4/6/2009					25,010	376,150
Thomas J. Mullin	6/21/2000	44,800		6.7500	6/20/2010
	4/10/2001	62,400		8.8713	4/10/2011
	9/26/2001	100,000		10.2500	9/26/2011
	4/2/2003	59,000		11.7950	4/2/2013
	4/3/2003	60,000		11.7500	4/3/2013
	4/6/2004	60,000		16.6300	4/6/2014
	12/23/2004	40,000		23.0200	12/23/2014
	4/7/2005	38,000		27.2350	4/7/2015
	4/5/2006	22,500	7,500	25.8800	4/5/2016
	4/5/2006	45,150	15,050	25.8800	4/5/2016
	4/3/2007	58,450	58,450	20.7900	4/3/2017
	4/3/2007	24,376	24,374	20.7900	4/3/2017
	4/18/2007	8,126	8,124	22.2700	4/18/2017
	1/2/2008	15,000	15,000	23.4800	1/2/2018
	4/1/2008	32,725	98,175	19.1200	4/1/2018
	4/1/2008					11,250	169,200
	4/6/2009		215,310	11.8500	4/6/2019
	4/6/2009					24,610	370,134

		Option Awards				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date (3)	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)
Jose F. Fernandez (5)	4/6/2004	50,600		16.6300	4/6/2014
	12/23/2004	30,000		23.0200	12/23/2014
	4/7/2005	34,400		27.2350	4/7/2015
	4/5/2006	67,700		25.8800	4/5/2016
	4/5/2006	20,000		25.8800	4/5/2016
	4/3/2007	131,400		20.7900	4/3/2017
	1/2/2008	30,000		23.4800	1/2/2018
	4/1/2008	183,900		19.1200	4/1/2018
	4/6/2009	302,550		11.8500	4/6/2019
Jon Moramarco (6)		NA	NA			NA	NA

(1)	Options granted prior to April 18, 2007 relate to Class A Stock. Options granted on or after April 18, 2007 relate to Class 1 Stock. The vesting schedule for all option awards set forth in the table that were not fully vested on February 28, 2010 is 25% per year at each of the first four annual anniversaries of the grant date. The vesting schedule for all stock awards set forth in the table is 25% per year at each of the first four annual anniversaries of May 1 in the year of grant. (For example, a restricted stock award granted on April 6, 2009 will vest 25% per year at each of the first four anniversaries of May 1, 2009.) Based upon the terms of our Long-Term Stock Incentive Plan, all unvested options and stock awards held by Mr. Fernandez vested upon his passing on January 1, 2010.

(2)	The exercise price of an option, whether it relates to Class A Stock or Class 1 Stock, is the closing price for a share of Class A Stock on the grant date. (The information in this table reflects, where applicable, the effects of subsequent stock splits distributed in the form of stock dividends.) Since October 12, 1999, Class A Stock has traded on the New York Stock Exchange.

(3)	All option awards set forth in the table were granted with ten-year terms.

(4)	These amounts are based upon the closing price of $15.04 for a share of Class A Stock on the New York Stock Exchange on February 26, 2010, the final trading day of fiscal 2010.

(5)	Based upon the terms of our Long-Term Stock Incentive Plan, any unvested stock options and stock awards held by Mr. Fernandez became fully vested upon his passing on January 1, 2010. For additional information, see the Option Exercises and Stock Vested in Fiscal 2010 table and “Employment Agreements and Potential Payments Upon Termination or Change-In-Control” below.

(6)	As a result of Mr. Moramarco’s separation on June 30, 2009, all of his equity awards have either been exercised or forfeited. For additional information, see the Option Exercises and Stock Vested in Fiscal 2010 table and “Employment Agreements and Potential Payments Upon Termination or Change-In-Control” below.

Option Exercises and Stock Vested in Fiscal 2010

The following table presents information concerning stock option exercises and shares of stock acquired upon vesting of a restricted stock award by each of the named executive officers in fiscal 2010.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Richard Sands	131,200	644,856	14,575	169,216
Robert Sands	128,000	595,200	14,150	164,282
Robert Ryder	—	—	4,175	48,472
W. Keith Wilson	—	—	3,800	44,118
Thomas J. Mullin	—	—	3,750	43,538
Jose F. Fernandez	—	—	55,680	864,194
Jon Moramarco	389,600	1,373,317	4,225	49,052

(1)	These amounts reflect the difference between the exercise price of the option and the market price of a share of Class A Stock at the time of exercise for all option exercises by a named executive officer in fiscal 2010.

(2)	For each named executive officer other than Mr. Fernandez, these amounts are based upon the closing price of $11.61 for a share of Class A Stock on the New York Stock Exchange on May 1, 2009. For Mr. Fernandez, this amount represents the vesting of 5,275 shares on May 1, 2009 (at $11.61 per share) and 50,405 shares upon his passing (at the December 31, 2009 closing price of $15.93).

Retirement Benefits

We maintain the Constellation Brands, Inc. 401(k) and Profit Sharing Plan, a defined contribution plan qualified under Section 401(a) of the Internal Revenue Code. This plan allows us to make tax-favored retirement savings available to all eligible U.S. employees, including the named executive officers. Additional detail regarding this plan is included in the Compensation Discussion and Analysis above under the heading “Other Benefits” and subheading “Savings Plans and Health and Welfare Benefits.”

Participants may choose to direct the investment of their accounts under the plan in an array of third-party managed investment options as selected by plan fiduciaries from time to time or through a self-directed brokerage account. All participants are 100% vested in their contributions, the 3% annual contributions made by us, and any earnings on these contributions. Our matching contributions and supplemental profit sharing contributions and the earnings on those amounts vest at the rate of 20% a year at the end of each year of service until the participant is 100% vested.

Based on its analysis of our fiscal 2010 performance, the Human Resources Committee awarded supplemental profit sharing contributions for fiscal 2010. In particular, the Company awarded a 2.8% supplemental profit sharing contribution to eligible participants, including all of the named executive officers. See footnote (3) to the Summary Compensation Table above for additional information about our contributions to the accounts of the named executive officers.

Nonqualified Deferred Compensation

In addition to our 401(k) and Profit Sharing Plan, certain U.S. employees, including each of the named executive officers, also are eligible to participate in our 2005 Supplemental Executive Retirement Plan, which is a nonqualified retirement savings plan. The 2005 Supplemental Executive Retirement Plan and its predecessor plan, the Supplemental Executive Retirement Plan (in which employees, including named executive officers, may have balances but to which no further contributions will be made), are designed to provide participants with the benefit of our 3% annual contributions and supplemental profit sharing contributions that could not be made to the 401(k) and Profit Sharing Plan due to IRS limitations. The 2005 Supplemental Executive Retirement Plan is also designed to satisfy Section 409A of the Internal Revenue Code.

Once a year, participants may choose to direct the investment of their accounts under the plans in an array of third-party managed investment options that are similar to those offered under our 401(k) and Profit Sharing Plan as selected by the plan fiduciaries from time to time. Contributions to the 2005 Supplemental Executive Retirement Plan currently vest consistently with the vesting of our matching contributions and supplemental profit sharing contributions under the 401(k) and Profit Sharing Plan. Accounts are distributed in a single lump sum upon a separation from service and in accordance with Section 409A.

For each of fiscal 2010, fiscal 2009, and fiscal 2008, the Company contributed to the 2005 Supplemental Executive Retirement Plan on behalf of each participant, including the eligible named executive officers, a sum equal to the amount of our 3% annual contribution and the supplemental profit sharing contribution that a participant would have otherwise received on the portion of his or her salary that exceeded the applicable IRS limits. Named executive officers do not make contributions under the 2005 Supplemental Executive Retirement Plan. See footnote (3) to the Summary Compensation Table above for information about our contributions to the accounts of named executive officers during fiscal 2010, and see the table below for additional information.

Name	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals / Distributions ($)(3)	Aggregate Balance at Last FYE ($)(4)
Richard Sands	41,668	250,196	—	668,354
Robert Sands	40,134	197,518	—	533,191
Robert Ryder	7,439	2,632	—	11,215
W. Keith Wilson	11,968	16,870	—	64,571
Thomas J. Mullin	11,607	35,618	—	128,084
Jose F. Fernandez	20,709	62,146	207,198	—
Jon Moramarco	14,396	42,883	155,968	—

(1)	These amounts reflect our contributions credited to the account of each named executive officer in fiscal 2010 for fiscal 2009 under the 2005 Supplemental Executive Retirement Plan.

(2)	These amounts represent the aggregate earnings during fiscal 2010 on the accounts held for each named executive officer under either the 2005 Supplemental Executive Retirement Plan and, if applicable, our predecessor plan.

(3)	These amounts represent the aggregate dollar amount of all withdrawals by and distributions to each named executive officer (or, in the case of Mr. Fernandez, to his estate) during fiscal 2010 under the 2005 Supplemental Executive Retirement Plan and, if applicable, our predecessor plan.

(4)	These amounts represent the fiscal 2010 year end aggregate balance of the accounts held for each named executive officer under the 2005 Supplemental Executive Retirement Plan and, if applicable, our predecessor plan.

Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Employment Agreements

We entered into employment agreements with each of our named executive officers in May 2008. For our continuing named executive officers, these agreements extend through February 28, 2011 and then automatically renew for successive one year periods unless we provide at least 180 days notice of a decision not to renew the agreement. These agreements provide for an initial annual base salary level for each executive, which may be adjusted upwards by the Human Resources Committee. The following table presents the initial, annual base salary levels set forth in the employment agreements for the named executive officers:

Name	Initial Base Salary
Richard Sands	$1,114,048
Robert Sands	$1,081,500
Robert Ryder	$ 530,400
W. Keith Wilson	$ 484,100
Thomas J. Mullin	$ 476,451
Jose F. Fernandez	$ 669,500
Jon Moramarco	$ 535,600

Actual fiscal 2010 salaries for the named executive officers are set forth above in the Summary Compensation Table. The employment agreements do not provide for any specific perquisites or other personal benefits for the named executive officers during their terms of employment, except that the agreement with Mr. Fernandez provided for certain benefits for so long as we required him to maintain two primary business locations. These benefits consisted of a $3,000 monthly allowance to assist in defraying the cost of maintaining two households, the use of a second leased vehicle, and the right to receive tax preparation services.

The employment agreements also provide the following benefits in the event an executive’s employment terminates upon the expiration of the agreement or if the executive’s employment terminates during the term of the agreement due to death, due to disability (which requires the executive to be unable to perform his duties for six months as determined by the Board), due to retirement (which requires an executive to be at least 60 years of age and have 10 years of service), is terminated by the executive for “good reason” (as defined in the agreement), or is terminated by us for any reason other than “for cause” (as defined in the agreement):

•	in the case of Richard Sands and Robert Sands, three (3) times base salary and three (3) times the average annual bonus paid to the executive over the prior three (3) fiscal years;

•	in the case of all other executives, two (2) times base salary and two (2) times the average annual bonus paid to the executive over the prior three (3) fiscal years;

•

payments equal to the total monthly cost of the executive’s medical and dental coverage in effect at the time of termination extending for 36 months in the case of Richard Sands and Robert Sands or 24 months in the case of the other executives;

•	outplacement services for a period of up to 18 months;

•

in the case of Richard Sands and Robert Sands, continued personal use of our corporate aircraft, when not needed for business purposes, at comparable levels to that provided over the three-year period prior to termination and continued participation in our annual product allowance program, each for a period of three (3) years following termination;

•	in the case of all other executives, automobile allowance payments and continued participation in our annual product allowance program, each for a period of two (2) years following termination; and

•	payment of any excise taxes, penalties or interest attributed to payments related to a change-in-control under Section 4999 of the Internal Revenue Code.

In order to receive these benefits, a terminating executive must execute a release in favor of us and agree not to compete with us without our consent for a period of three years in the case of Richard Sands and Robert Sands or two years in the case of the other executives. The agreements also prohibit the executives, for a period of 18 months after termination in the case of Richard Sands or Robert Sands and for a period of 12 months after termination in the case of other executives, from seeking to induce our employees to leave employment with us.

Finally, the agreements provide the executives with certain indemnification rights and prohibit the executives, whether during or after employment, from divulging our confidential information or trade secrets or using such information in connection with any outside business activity.

Additional information concerning these agreements is set forth above in the Compensation Discussion and Analysis under the heading “Other Benefits” and subheading “Severance Benefits.”

Termination or Change-in-Control

The following information describes and quantifies certain compensation and benefits that (i) for our continuing named executive officers, would have become payable under agreements, plans and arrangements if a continuing named executive officer’s employment had terminated on February 28, 2010, based on the terms and conditions of our agreements, plans, and arrangements, (ii) for Mr. Fernandez, became payable under agreements, plans and arrangements upon his passing on January 1, 2010, and (iii) for Mr. Moramarco, became payable under agreements, plans and arrangements upon his departure on June 30, 2009. These benefits are in addition to the benefits generally available to salaried employees in the U.S., such as our 401(k) and Profit Sharing Plan, 1989 Employee Stock Purchase Plan, life insurance program, medical, dental and vision benefits, and disability benefits.

Many factors can affect the nature and amount of the compensation and benefits that a named executive officer may receive upon a termination of employment. Factors that could affect these amounts include the timing during the year of any such event, whether and when a named executive officer decides to exercise stock options and our stock price on that date, that named executive officer’s age and years of service, and the exercise of discretion by the Board or Human Resources Committee regarding the payment of compensation and benefits.

Severance Benefits. The severance benefits contained in the employment arrangements for named executive officers are described above in the Compensation Discussion and Analysis under the heading “Other Benefits” and subheading “Severance Benefits” and in the “Employment Agreements” subsection immediately above. The following chart provides (i) for continuing named executive officers, the severance payments each such executive would have received if that executive had qualified for benefits under his respective employment agreement in connection with a termination of employment as of February 28, 2010 and (ii) the actual severance benefits earned or accrued by Messrs. Fernandez and Moramarco under their respective employment agreements:

Name	Severance Pay ($)(1)	Medical and Dental ($)(2)	Aircraft / Automobile ($)(3)	Product Allowance ($)(4)	Outplacement Services ($)(5)	Estimated Tax Gross-Ups ($)(6)	Total ($)
Richard Sands	7,241,955	51,376	1,038,676	30,000	40,000	—	8,402,007
Robert Sands	6,926,153	42,623	430,944	30,000	40,000	—	7,469,720
Robert Ryder	1,788,574	30,497	19,200	10,000	40,000	—	1,888,271
W. Keith Wilson	1,614,926	30,497	19,200	10,000	40,000	—	1,714,623
Thomas J. Mullin	1,608,939	2,232	19,200	10,000	40,000	—	1,680,371
Jose F. Fernandez (7)	2,413,493	35,113	50,046	—	NA	—	2,498,652
Jon Moramarco (7)	1,526,874	31,301	23,664	—	—	—	1,581,839

(1)	For Richard Sands and Robert Sands, these amounts represent (i) three times the base salary in effect on February 28, 2010 and (ii) three times the average annual bonus paid during the three most recently completed fiscal years (including fiscal 2010). For the other continuing named executive officers, these amounts represent (i) two times the base salary in effect on February 28, 2010 and (ii) two times the average annual bonus paid during the three most recently completed fiscal years (including fiscal 2010). For Mr. Fernandez, this amount represents (i) two times the base salary in effect on January 1, 2010 and (ii) two times the average annual bonus paid during the three most recently completed fiscal years as of that time. For Mr. Moramarco, this amount represents (i) two times the base salary in effect on June 30, 2009 and (ii) two times the average annual bonus paid during the three most recently completed fiscal years as of that time.

(2)	For Richard Sands and Robert Sands, these amounts represent the total cost of the executive’s medical and dental coverage in effect on February 28, 2010 for a period of 36 months. For the other continuing named executive officers, these amounts represent the total cost of the executive’s medical and dental coverage in effect on February 28, 2010 for a period of 24 months. For Messrs. Fernandez and Moramarco, these amounts represent the total cost of the executive’s medical and dental coverage in effect on January 1, 2010 and June 30, 2009, respectively, for a period of 24 months.

(3)	For Richard Sands and Robert Sands, these amounts represent the estimated aggregate incremental cost of continued personal use of our aircraft for three years (when not needed by us for business purposes) at comparable levels to that provided over the three year period prior to February 28, 2010 (including fiscal 2010). For the other continuing named executive officers, these amounts represent the total of 24 monthly cash payments pursuant to our automobile allowance program as in effect on February 28, 2010. For Messrs. Fernandez and Moramarco, these amounts represent the total cost of 24 monthly cash payments for the personal use of leased automobile benefit in effect on January 1, 2010 and June 30, 2009, respectively, based on usage during the previous fiscal year.

(4)	For Richard Sands and Robert Sands, these amounts represent the value of continued participation in our annual product allowance program as in effect on February 28, 2010 for a period of three years. For the other continuing named executive officers, these amounts represent the value of continued participation in our annual product allowance program as in effect on February 28, 2010 for a period of two years. No amounts are included for Messrs. Fernandez or Moramarco as neither the estate of Mr. Fernandez nor Mr. Moramarco has submitted reimbursement requests pursuant to our annual product allowance program since January 1, 2010 and June 30, 2009, respectively.

(5)	For the continuing named executive officers, these amounts represent the estimated incremental cost to us for providing an executive with 18 months of outplacement services. Mr. Moramarco did not receive any outplacement services.

(6)	We do not believe that any tax gross-ups would have been incurred in connection with a termination of the employment of any continuing named executive officer on February 28, 2010 whether or not due to a change-in-control. No tax gross-ups were incurred for Mr. Fernandez or Mr. Moramarco.

(7)	Mr. Fernandez passed away on January 1, 2010. Mr. Moramarco’s employment with the Company ended on June 30, 2009.

Equity Awards. The unvested equity grants to each of the named executive officers are described above in the Outstanding Equity Awards at February 28, 2010 table. We made each of those grants pursuant to our Long-Term Stock Incentive Plan. In accordance with that plan, no accelerated vesting of options or restricted stock would have occurred as of February 28, 2010 in the event of a voluntary termination by a named executive officer or an involuntary termination by us, whether with or without cause. In each of these instances, a participant, including any named executive officer, would (i) forfeit any unvested restricted stock and (ii) would have either 30 days from termination for option grants made prior to July 17, 2008 or 90 days from termination for option grants made on or after July 17, 2008 to exercise vested option awards (or, if earlier, until the option’s expiration date). However, in the event of death, disability or retirement (which requires a participant to be at least 60 years of age and have 10 years of service), the unvested options of a plan participant, including any named executive officer, would then vest and remain exercisable for one year from such event (or, if earlier, until the option’s expiration date). In the event of death or disability (but not retirement) of a participant, the unvested restricted stock of a plan participant would also vest. Generally, unvested options and restricted stock will also vest under the plan in the event of a change-in-control.

The value of unvested in-the-money stock options held by each of the continuing named executive officers as of February 28, 2010 (based on the New York Stock Exchange closing price of $15.04 for a share of Class A Stock on February 26, 2010, which was the last trading day of fiscal 2010) was as follows:

• Richard Sands	$2,294,248
• Robert Sands	$2,227,226
• Robert Ryder	$ 764,611
• W. Keith Wilson	$ 697,876
• Thomas J. Mullin	$ 686,839

The value of restricted stock held by each of the currently employed named executive officers as of February 28, 2010 (based on the New York Stock Exchange closing price of $15.04 for a share of Class A Stock on February 26, 2010, which was the last trading day of fiscal 2010) was as follows:

• Richard Sands	$2,099,960
• Robert Sands	$2,038,672
• Robert Ryder	$ 600,472
• W. Keith Wilson	$ 547,606
• Thomas J. Mullin	$ 539,334

As a result of Mr. Moramarco’s separation on June 30, 2009, he had either thirty or ninety days in which to exercise any vested options, and he forfeited all unvested stock options. See the Option Exercises and Stock Vested in Fiscal 2010 table for information regarding Mr. Moramarco’s option exercises during fiscal 2010. Also, as a result of his departure, Mr Moramarco forfeited 40,345 restricted shares having a market value on June 30, 2009 of $511,575 (based upon the closing price of $12.68 for a share of Class A Stock on the New York Stock Exchange on June 30, 2009).

As a result of Mr. Fernandez’s passing on January 1, 2010, all of his unvested stock options and restricted stock vested on that date. Specifically, (i) 550,600 stock options vested, with 302,550 of those stock options being in-the-money and having a value of $1,234,404 and (ii) 50,405 shares of his restricted stock became vested having a value of $802,952. The foregoing valuations are based upon the New York Stock Exchange closing price of $15.93 for a share of Class A stock on December 31, 2009, which was the last trading day prior to Mr. Fernandez’s passing.

Annual Management Incentive Plan Payments. Our Annual Management Incentive Plan is described above under the heading “Short-Term Cash Bonus Awards” and subheading “Annual Management Incentive Plan — Fiscal 2010” in the Compensation Discussion and Analysis. The fiscal 2010 award program adopted under the plan provided that, in the event a named executive officer’s employment terminated for any reason prior to the end of the fiscal year, the executive would forfeit all rights to an award under the plan for that year. Since February 28, 2010 was the end of our fiscal year however, a continuing named executive officer whose employment terminated for any reason as of that date could receive an annual payment for fiscal 2010 as determined in accordance with the plan. Actual payouts under the plan to the continuing named executive officers for fiscal 2010 are set forth above in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

As their last days of employment occurred prior to February 28, 2010, neither Mr. Fernandez nor Mr. Moramarco received a payment under the plan for fiscal 2010, but they did earn or accrue the severance payments described above under the subheading “Severance Benefits.”

Supplemental Executive Retirement Plans. Our supplemental executive retirement plans are described above under the heading “Nonqualified Deferred Compensation.” In the event of any termination of employment as of February 28, 2010, each continuing named executive officer (or, in the case of death, the officer’s beneficiary) would be entitled to receive the value of his respective supplemental executive retirement plan account balance set forth above in the Nonqualified Deferred Compensation table. In addition, because February 28, 2010 was the end of our fiscal year, each continuing named executive officer would also have received a contribution from us to his 2005 Supplemental Executive Retirement Plan account as approved by the Human Resources Committee in April 2010. These contribution amounts were as follows:

• Richard Sands	$51,647
• Robert Sands	$49,723
• Robert Ryder	$17,145
• W. Keith Wilson	$14,408
• Thomas J. Mullin	$13,956

The plans call for distributions of vested benefits to the named executive officers to be made by lump sum. Payments under the Supplemental Executive Retirement Plan would be made after the termination event, while payments to the named executive officers under the 2005 Supplemental Executive Retirement Plan would be made in compliance with Section 409A of the Internal Revenue Code, usually six months after termination. The plans would automatically terminate, all participant accounts would vest, and we would make similar lump sum payments of account balances to participants in the event of a change-in-control as defined by the plans. The aggregate account balances and, where applicable, the distributions for each named executive officer are set forth above under the heading “Nonqualified Deferred Compensation.”

In connection with the passing of Mr. Fernandez on January 1, 2010 and the departure of Mr. Moramarco on June 30, 2009, all account balances were distributed to the estate of Mr. Fernandez and to Mr. Moramarco during fiscal 2010, and neither Mr. Fernandez nor Mr. Moramarco received a contribution pursuant to his 2005 Supplemental Executive Retirement Plan account for fiscal 2010. See the Nonqualified Deferred Compensation table above for additional information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Richard Sands is a director and former President of Friends of the Constellation Brands – Marvin Sands Performing Arts Center, Inc. (“CMAC”), a registered New York charity located in Canandaigua, New York. Mr. Sands currently serves as Chairman of the Board of CMAC. James A. Locke III, one of our directors, also serves as a director of CMAC. Messrs. Sands and Locke serve in their voluntary positions without compensation. We pledged the amount of $1.5 million, payable over fifteen (15) years, in exchange for naming rights for the performing arts center. We selected the name “The Constellation Brands—Marvin Sands Performing Arts Center.” In fiscal 2010, we made an annual $100,000 installment payment to CMAC for the naming rights, paid $15,000 (exclusive of employee reimbursed expenses) for box seats at the center, and made an $80,000 loan to CMAC in March 2009, which loan was subsequently forgiven. In addition, in April 2009, management determined that, in order to advance the interests of CMAC, it would be advisable for us to provide additional support to CMAC of up to $1,000,000 over the next five years, whether through loans or through donations to cover operating deficits. Pursuant to this commitment, the Company has made $1,000,000 of contributions to CMAC. Finally, throughout the course of each year, various of our employees volunteer at CMAC or serve as directors or officers of CMAC.

By an agreement dated December 20, 1990, we entered into a split-dollar insurance agreement with a trust established by Marvin Sands of which Robert Sands is the trustee. Pursuant to the agreement, in prior years we paid the annual premium on an insurance policy held in the trust, and the trust has reimbursed us for the portion of the premium equal to the “economic benefit” to Marvin and/or Marilyn Sands, calculated in accordance with the United States Treasury Department rules then in effect. The policy is a joint life policy payable upon the death of Marilyn Sands, as the survivor of the two insureds, with a face value (including paid up additional insurance) of approximately $7.3 million as of February 28, 2010. Pursuant to the terms of the trust, Robert Sands (in his individual capacity), Richard Sands and the children of Laurie Sands (the deceased sister of Richard and Robert Sands) will each receive one-third of the proceeds of the policy (after the repayment of the indebtedness to us out of such proceeds as described below), if they survive Marilyn Sands. While we have made no premium payment on behalf of the trust since fiscal 2002, from the inception of the agreement through the end of fiscal 2002, we paid aggregate premiums, net of reimbursements, of approximately $2.4 million. The aggregate amount of such unreimbursed premiums constitutes indebtedness from the trust to us and is secured by a collateral assignment of the policy. As of February 28, 2010, the net death benefit under the policy was approximately $4.0 million. Upon the termination of the agreement, whether by the death of Marilyn Sands or earlier cancellation, we are entitled to be repaid by the trust the amount of indebtedness outstanding at that time.

Abigail Bennett is the niece of Richard and Robert Sands. She was employed by us as Director, Corporate Development until she voluntarily resigned from that position in September 2009. Later during fiscal 2010, Ms. Bennett began working for Constellation Wines U.S., Inc. on a part-time basis, and she is currently working for the Finance Department of that subsidiary. As a result of certain estate planning transactions implemented by Richard and Robert Sands, Ms. Bennett is the beneficial owner (within the meaning of the rules adopted by the SEC under Section 13(d) of the Securities Exchange Act of 1934) of more than 5% of our Class B Stock (and more than 5% of our Class A Stock if the Class B shares beneficially owned by Ms. Bennett were converted to Class A Stock). During fiscal 2010, Ms. Bennett was paid cash compensation (consisting of salary, bonus and product allowance) of

$110,107 and received equity awards having a grant date fair value of $56,990 (calculated in the same manner as described in footnote (5) to the Grants of Plan-Based Awards in Fiscal 2010 table above).

James A. Locke III, one of our directors, is Senior Counsel to the law firm of Nixon Peabody LLP, our principal outside counsel.

Policy Regarding Related Person Transactions

The Board has adopted a written policy providing that all related person transactions or series of similar transactions required to be disclosed pursuant to Regulation S-K Item 404(a) must be presented to the Corporate Governance Committee of the Board for pre-approval or ratification. The policy requires each of our directors and executive officers to notify the General Counsel promptly and, wherever possible, in advance of the occurrence of any potential related person transaction in which such director or executive officer is directly or indirectly involved.

The General Counsel is responsible for reviewing all potential related person transactions and taking reasonable steps to ensure that all material related person transactions are presented to the Corporate Governance Committee for pre-approval or ratification by members of the committee in their discretion at the committee’s next regularly scheduled meeting or, if deemed appropriate, by consent in lieu of a meeting. No director may engage in a vote to pre-approve or ratify any related person transaction in which he or she or any member of his or her immediate family has a material interest; provided, however, that such director must provide any information concerning such related person transaction that the Corporate Governance Committee may reasonably request. If a potential related person transaction involves the General Counsel, the Chief Financial Officer assumes the responsibilities of the General Counsel under the policy with respect to that transaction.

The Corporate Governance Committee may consider all factors it deems relevant when determining whether to approve or ratify a related person transaction. In the context of evaluating potential transactions, the Corporate Governance Committee may consider, among other factors, the nature of the transaction and the related person’s interest in the transaction, the size of the transaction, whether we are able to engage in a comparable transaction with an unaffiliated party on more favorable terms, the benefit of the transaction to us, and the impact of the transaction on the related party. We are not aware of any related person transaction required to be reported under Regulation S-K Item 404(a) since the beginning of fiscal 2010 that has not been pre-approved or ratified pursuant to this policy.

This policy serves in addition to and does not affect our by-laws, Code of Business Conduct and Ethics or other policies, procedures, or controls.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of our Class A Stock, Class B Stock or Class 1 Stock. Executive officers, directors and greater than 10% stockholders are required to furnish us with copies of all such reports they file. Based solely upon review of copies of such reports furnished to us and related information, we believe that all such filing requirements for fiscal 2010 were complied with in a timely fashion.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Director Nominees

The Board has nominated eight (8) directors to be elected by the stockholders at the Meeting to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for election to the Board are Jeremy S. G. (Jerry) Fowden, Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Richard Sands, Robert Sands, Paul L. Smith, and Mark Zupan, all of whom are currently serving as directors of the Company until the Meeting and until their successors are elected and qualified. Of the eight (8) nominees, Jeananne K. Hauswald and Paul L. Smith have been designated as the two (2) nominees to be elected by the holders of Class A Stock, voting as a separate class. The remaining six (6) nominees are to be elected by the holders of Class A Stock and Class B Stock, voting as a single class. Accordingly, the Class A Stock proxy card lists all eight (8) nominees (i.e., the two (2) nominees to be elected solely by holders of Class A Stock and the six (6) nominees to be elected by the holders of Class A Stock and Class B Stock), and the Class B Stock proxy card lists only the six (6) nominees to be elected by the holders of Class A Stock and Class B Stock.

Each of these nominees was recommended to the Board by the Corporate Governance Committee. In making its recommendation, the Corporate Governance Committee considered the experience, qualifications, attributes and skills of each nominee as set forth in the biographies below. The reported age of each nominee as presented in the biographies is as of June 4, 2010. Other than with respect to Mr. Fowden who was appointed to the Board to fill a vacancy in May 2010, the Corporate Governance Committee also considered each director’s past performance on and contributions to the Board. The Corporate Governance Committee also considered which director nominees should be presented for election by the holders of Class A Stock and which director nominees should be presented for election by the holders of Class A Stock and Class B Stock voting as a single class. Management does not anticipate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies will be voted FOR another nominee or nominees to be selected by the Board.

Jerry Fowden	Director since 2010

Mr. Fowden, age 53, has served as Chief Executive Officer of Cott Corporation, a private label non-alcoholic beverage manufacturer, since February 2009 and as a member of Cott’s Board of Directors since March 2009. Prior to that, he served as President of Cott’s international operating segments and Interim President, North America from May 2008 to February 2009, and as Interim President of Cott’s United Kingdom operating segment from September 2007 to May 2008. He served as Chief Executive Officer of Trader Media Group Ltd., a media company, and as a member of its parent Guardian Media Group plc’s Board of Directors from 2005 until 2007. From 2001 until 2004, he served in a variety of roles with AB InBev S.A. Belgium, a beverage alcohol company, including President, European Zone, Western, Central and Eastern Europe from 2003 to 2004, Global Chief Operating Officer from 2002 to 2003 and Chief Executive Officer of Bass Brewers Ltd., a subsidiary of AB InBev S.A. Belgium, from 2001 to 2002. During the past five years, Mr. Fowden also served as a director of Chesapeake Corporation (now known as Canal Corporation). Mr. Fowden is a current chief executive officer of a public company and brings to the Board his extensive experience in executive leadership, the beverage industry, and international operations.

Barry A. Fromberg	Director since 2006

Mr. Fromberg, age 55, was most recently employed as Chief Financial Officer of Goodman Networks, Inc., a telecommunications services company, from March 2010 through May 2010. Mr. Fromberg served as Executive Vice President and Chief Financial Officer of Dean Foods Company, a food and beverage company, from 1998 until 2006. From 1995 to 1998, Mr. Fromberg served as Chairman and Chief Executive Officer of a subsidiary of Paging Network, Inc., a provider of wireless communications services, and from 1993 to 1995 he was Senior Vice President and Chief Financial Officer of Paging Network, Inc. He served as Executive Vice President and Chief Financial Officer of Simmons Communications, Inc., a cable television operator, from 1987 to 1993. He is a Certified Public Accountant. Mr. Fromberg has not served as a director of any other public company during the past five years. Mr. Fromberg brings to the Board extensive accounting, audit and financial reporting expertise, having served as chief financial officer of a public corporation as well as having held senior financial and leadership roles at a variety of public and private corporations over the course of his career.

Jeananne K. Hauswald	Director since 2000

Ms. Hauswald, age 66, has been a managing partner of Solo Management Group, LLC, a corporate finance and investment management consulting company, since September 1998. From 1987 to her retirement in 1998, Ms. Hauswald was employed by The Seagram Company Ltd., a beverage and entertainment/communications company, where she served in various positions, including Vice President Human Resources from 1990 to 1993 and Vice President and Treasurer from 1993 to 1998. Ms. Hauswald currently serves on the Board of Directors of Thomas & Betts Corporation and has not served as a director of any other public company during the past five years. Ms. Hauswald brings to the Board extensive experience in the areas of human resource management, corporate finance, as well as substantive knowledge of the international beverage alcohol industry.

James A. Locke III	Director since 1983

Mr. Locke, age 68, has been engaged in the practice of business and corporate law, including primarily mergers and acquisitions, since 1971. Currently, Mr. Locke is Senior Counsel to the law firm of Nixon Peabody LLP. From 1996 through January 2008, he was a partner with Nixon Peabody LLP. He is located in the Rochester, New York office of the firm. Nixon Peabody LLP is the Company’s principal outside counsel. Prior to joining Nixon Peabody LLP, Mr. Locke practiced law in Rochester as a partner with another law firm. Mr. Locke has not served as a director of any other public company during the past five years. Mr. Locke brings to the Board his extensive knowledge in the areas of business and corporate law, corporate governance, and mergers and acquisitions. He also has had direct experience with the Company and its management since the Company first became a public company, including his years of service on the Board. As a result, he is able to have a broad understanding of and provide insight and guidance with respect to the Company’s development and strategies. He currently serves as the lead director.

Richard Sands, Ph.D.	Director since 1982

Mr. Sands, age 59, is the Chairman of the Board of the Company. He has been employed by the Company in various capacities since 1979. Mr. Sands was elected Chairman of the Board in September 1999. He served as Chief Executive Officer from October 1993 to July 2007, as Chief Operating Officer from May 1986 to October 1993, as President from May 1986 to December 2002, and as Executive Vice President from 1982 to May 1986. Mr. Sands has not served as a director of any other public company during the past five years. Mr. Sands is the brother of Robert Sands, the Chief Executive Officer, and the son of the Company’s founder, the late Marvin Sands. He is also a significant stockholder of the Company. Mr. Sands brings to the Board a depth and breadth of knowledge of the Company based on his more than 30-year career, which includes over 13 years of service as Chief Executive Officer. Mr. Sands has extensive experience with the Company’s management, operations and strategic direction, as well as extensive knowledge regarding the beverage alcohol industry.

Robert Sands	Director since 1990

Mr. Sands, age 51, is President and Chief Executive Officer of the Company. He was appointed as Chief Executive Officer in July 2007 and was appointed as President in December 2002. Mr. Sands also served as Chief Operating Officer from December 2002 to July 2007, as Group President from April 2000 through December 2002, as Chief Executive Officer, International from December 1998 through April 2000, as Executive Vice President from October 1993 through April 2000, as General Counsel from June 1986 to May 2000, and as Vice President from June 1990 through October 1993. Mr. Sands is the brother of Richard Sands, the Chairman of the Board, and the son of the Company’s founder, the late Marvin Sands. He is also a significant stockholder of the Company. Mr. Sands brings to the Board over 20 years of experience in a variety of legal, operational and management roles at the Company, including three years of service as Chief Executive Officer. He also possesses extensive knowledge of, and has extensive relationships within, the beverage alcohol industry.

Paul L. Smith	Director since 1997

Mr. Smith, age 74, retired from Eastman Kodak Company in 1993 after working there for 35 years. Mr. Smith was employed in various positions at Eastman Kodak Company, the last of which was from 1983 to 1993, when he served as Senior Vice President and Chief Financial Officer. Also from 1983 to 1993, he served on the Board of Directors of Eastman Kodak Company. Mr. Smith served a term on the Financial Accounting Standards Advisory Council. Mr. Smith currently serves on the Board of Directors of Home Properties, Inc. and has not served as a director of any other public company during the past five years. As a former chief financial officer of an international company, Mr. Smith brings to the Board extensive accounting, audit and financial reporting expertise that is complemented by his extensive experience serving as a director of public companies, including more than ten years of service on our Board.

Mark Zupan, Ph.D.	Director since 2007

Mr. Zupan, age 50, is Dean of the William E. Simon Graduate School of Business Administration at the University of Rochester. He has held this position since January 1, 2004. Mr. Zupan previously served as Dean and Professor of Economics at the University of Arizona’s Eller College of Management from 1997 to 2003. Prior to that, Mr. Zupan taught at the University of Southern California’s Marshall School of Business, where he also served as Associate Dean of master degree programs. Mr. Zupan serves as a member of the Board of Directors of PAETEC Holding Corp. and served as a director of StockerYale, Inc. from 2003 to 2005. Mr. Zupan brings to the Board an in-depth knowledge of economics, significant leadership experience having served as dean at two prestigious business schools, and a high level of financial literacy.

See also information regarding James A. Locke III, Richard Sands and Robert Sands under the heading “Certain Relationships and Related Transactions” above. For information with respect to the number of shares of the Company’s common stock beneficially owned by each of the above named director nominees, see the tables and the footnotes thereto under the heading “Beneficial Ownership” above.

Peter H. Soderberg, who has served as a director of the Company since 2007, is not standing for re-election at the Meeting. Mr. Soderberg’s current term will expire on the day of the Meeting, at which time the Board will consist of eight (8) members. Mr. Soderberg, age 64, retired in January 2010 as President and Chief Executive Officer of Hill-Rom Holdings, Inc., a medical technology company. Mr. Soderberg had served in this role since March 2006. From January 2000 until March 2006, Mr. Soderberg was President and Chief Executive Officer of Welch Allyn, Inc., a privately-held medical device manufacturer. Mr. Soderberg is currently a director of Greatbatch, Inc. and during the past five years was also a director of Hill-Rom Holdings. Mr. Soderberg has brought to the Board his leadership skills, including his ten years of experience as both a public and private company chief executive officer and his experience as a public company director. He has formed his own investment company and continues to advise Hill-Rom Holdings on a part-time basis as its Chief Innovation Officer.

Director Compensation

Our compensation program for non-management members of the Board currently runs on an annual cycle starting with the first Board meeting following the Annual Meeting of Stockholders and includes cash, restricted stock, and stock option components.

The cash component of non-management director compensation currently consists of (i) an annual retainer of $60,000, payable in quarterly installments of $15,000 at the beginning of each fiscal quarter, (ii) a Board meeting fee of $2,500 for each Board meeting attended (which includes regular, special and annual Board meetings and attendance in person or by conference telephone), (iii) a committee meeting fee of $1,500 per meeting attended (including by conference telephone), and (iv) an annual fee of $12,000 (payable in quarterly installments of $3,000) to the Chair of the Audit Committee and an annual fee of $9,000 (payable in quarterly installments of $2,250) to the Chairs of each of the Human Resources Committee and the Corporate Governance Committee.

Equity awards are another element of non-management director compensation. Equity awards in the form of stock options, stock appreciation rights, restricted stock, and other stock-based awards are available for grant under our Long-Term Stock Incentive Plan. Each non-management director currently receives annually, if and as approved by the Board, a stock option grant and a restricted stock award. Under our current compensation program for non-management directors, the annual stock option grant is not to exceed the number of option shares obtained by dividing $140,000 by the closing price of a share of Class A Stock on the date of the grant and the annual restricted stock award is not to exceed the number of restricted shares obtained by dividing the sum of $60,000 by the closing price of a share of Class A Stock on the date of grant. While the Board has the flexibility to determine at the time of each grant the vesting provisions for that grant, historically the stock option grants vest six (6) months following the date of grant and the restricted stock awards vest one (1) year following the date of grant.

Consistent with this compensation program, on July 23, 2009 we awarded a stock option to purchase up to 10,447 shares of Class 1 Stock to each non-management director who then served on the Board, at an exercise price of $13.40 per share and with an exercise period of January 23, 2010 through July 23, 2019. On July 23, 2009 each non-management director who then served on the Board also received 4,477 restricted shares of Class A Stock. On the date of these grants, the closing price of Class A Stock was $13.40 per share. Subject to applicable provisions in the award document, the restricted stock will vest on July 23, 2010 or earlier in the event a director dies or becomes disabled, we undergo a change-in-control, or the director’s term expires without him or her being renominated other than for cause.

When Jerry Fowden joined the Board in May 2010, he received a prorated portion of the July 23, 2009 annual retainer, option grant and restricted stock award for the period from his appointment to the Board through the end of July 2010. Specifically, on May 1, 2010 Mr. Fowden received a prorated annual cash retainer of $15,000, a stock option grant to purchase up to 1,915 shares of Class 1 Stock at an exercise price of $18.27 per share and with an exercise period of November 1, 2010 through May 1, 2020 and 821 restricted shares of Class A Stock which are scheduled to vest on May 1, 2011.

We reimburse our directors for reasonable expenses incurred in connection with attending Board and Board committee meetings. We also provide our directors with complimentary products having a value of up to $5,000 per year.

Our current non-management directors are Jerry Fowden, Barry A. Fromberg, Jeananne K. Hauswald, James A. Locke III, Paul L. Smith, Peter H. Soderberg and Mark Zupan. The remaining two directors, Richard Sands and Robert Sands, who are also employees of the Company, receive no additional compensation for serving as directors.

The Board is expected to consider director compensation at a future Board meeting at which time the compensation paid to directors may be modified. The Corporate Governance Committee advises the Board with regard to compensation of non-management directors. We engaged Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to assist with our review and analysis of director compensation data and to provide advice on matters relating to non-management director compensation as considered by the Corporate Governance Committee and the Board in July 2009. Management personnel within the Human Resources Department support the Corporate Governance Committee and the Board in their work concerning non-management director compensation. Executive officers, including the Chairman of the Board, the President and Chief Executive Officer, the Executive Vice President and General Counsel, and the Executive Vice President and Chief Human Resources and Administrative Officer, may make recommendations or provide information to, or answer questions from, the Corporate Governance Committee and the Board regarding non-management director compensation.

Director Compensation in Fiscal 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Jerry Fowden (4)	—	—	—	—	—
Barry A. Fromberg	90,000	59,992	54,181	—	204,173
Jeananne K. Hauswald	85,500	59,992	54,181	—	199,673
James A. Locke III	90,000	59,992	54,181	—	204,173
Thomas C. McDermott (5)	47,000	—	—	—	47,000
Peter M. Perez (6)	90,500	59,992	54,181	—	204,673
Paul L. Smith	108,000	59,992	54,181	—	222,173
Peter H. Soderberg	84,000	59,992	54,181	—	198,173
Mark Zupan	90,000	59,992	54,181	—	204,173

(1)

These amounts represent the full grant date fair value of the restricted stock granted in fiscal 2010. This represents the aggregate amount that we expect to expense for such grants in accordance with FASB ASC Topic 718 over the grants’ respective vesting schedules. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. These amounts reflect our expected aggregate accounting expense for these awards and do not necessarily correspond to the actual values that will be realized by the directors. The aggregate number of shares of unvested restricted stock held at the end of the fiscal year by each director was 4,477, except for Messrs. Fowden, McDermott and Perez who held no unvested restricted stock.

(2)	These amounts represent the full grant date fair value of the stock options granted in fiscal 2010. This represents the aggregate amount that we expect to expense for such grants in accordance with FASB ASC Topic 718 over the grants’ respective vesting schedules. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. A discussion of the assumptions used in calculating these values with respect to stock options may be found in Note 17 of our financial statements in the Annual Report on Form 10-K for the fiscal year ended February 28, 2010. All fiscal 2010 option awards to directors fully vested during fiscal 2010 (except for the award to Mr. Perez which was forfeited), and we completely expensed these awards during fiscal 2010. These amounts reflect our expected aggregate accounting expense for these awards and do not necessarily correspond to the actual values that will be realized by the directors. The aggregate number of shares subject to option awards outstanding at the end of the fiscal year for each non-management director was: Mr. Fowden – 0, Mr. Fromberg – 26,922, Ms. Hauswald – 66,748, Mr. Locke – 60,748, Mr. McDermott – 50,301, Mr. Perez – 9,512, Mr. Smith – 32,234, Mr. Soderberg – 24,305, and Mr. Zupan – 21,506.

(3)	The value of perquisites and other personal benefits provided to each of our non-management directors for fiscal 2010 was less than $10,000.

(4)	Mr. Fowden joined the Board on May 1, 2010 and, therefore, received no compensation during fiscal 2010.

(5)	Mr. McDermott did not stand for re-election at our 2009 Annual Meeting. The table reflects his compensation earned or paid from March 1, 2009 through the end of his term on July 23, 2009.

(6)	Mr. Perez resigned from the Board effective January 19, 2010. This table reflects his compensation earned or paid from March 1, 2009 through January 19, 2010.

Compensation Committee Interlocks and Insider Participation

During all of fiscal 2010, Jeananne K. Hauswald and Peter H. Soderberg served as members of the Human Resources Committee of the Board. Peter M. Perez also served as a member of the Human Resources Committee during fiscal 2010 until his resignation on January 19, 2010. None of these individuals are or have ever been officers or employees. None of our executive officers served on the compensation committee or the board of directors of any company that had one or more of its executive officers serving as a member of our Human Resources Committee or Board of Directors during fiscal 2010.

The Board of Directors and Committees of the Board

On December 19, 2003, the Board adopted revised Board of Directors’ Corporate Governance Guidelines containing categorical standards for determining director independence. These standards, which were most recently revised on September 30, 2009, seek to satisfy the applicable requirements of the Securities and Exchange Commission and the New York Stock Exchange. The Board of Directors’ Corporate Governance Guidelines are available on our Web site at www.cbrands.com under Investors/Corporate Governance, and an excerpt containing the categorical standards is attached to this Proxy Statement as Attachment I. (No information contained on our Web site, however, is made a part of this Proxy Statement.) The Board has affirmatively determined that each current member of the Board, other than Richard Sands and Robert Sands, meets the categorical standards set by the Board to qualify as an independent director. Therefore, each director, other than Richard Sands and Robert Sands, is independent, and a majority of the members of the current Board is independent. In reaching its determination regarding James A. Locke III, the Board considered the services provided to us by the law firm in which Mr. Locke serves as Senior Counsel, Nixon Peabody LLP, and the fact that, for each of the last three fiscal years, we paid to Nixon Peabody for its services less than the greater of

$1,000,000 or two percent of Nixon Peabody’s consolidated gross revenues. In reaching its determination regarding Mr. Locke, the Board also considered our and Mr. Locke’s relationships with, and our contributions, payments and financial support to, CMAC described under the heading “Certain Relationships and Related Transactions” above.

Our Board of Directors’ Corporate Governance Guidelines provide that there is no pre-determined policy as to whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if the roles are to be separate, whether or not the Chairman of the Board should be a non-management director. If the Chief Executive Officer serves as Chairman of the Board or if there is a separate Chairman of the Board who is also a member of management, our Board of Directors’ Corporate Governance Guidelines provide for the designation of one of the independent directors as a lead director. The lead director schedules and presides at executive sessions of non-management directors (and, if any non-management director is not independent, executive sessions of independent directors) and, as required, facilitates communication between other members of the Board and the Chairman of the Board or the Chief Executive Officer. Accordingly, even though Richard Sands serves as Chairman of the Board and Robert Sands serves as Chief Executive Officer, a lead director has been designated because Richard Sands is a member of management. Our Board of Directors’ Corporate Governance Guidelines provide that, unless there are special circumstances, an individual will serve as lead director for no more than three (3) consecutive years. During fiscal 2010, James A. Locke III served as the lead director. We believe this structure is appropriate as it provides us with a Chairman who is a significant stockholder and has provided more than 30 years of service to us, including over 13 years of service as Chief Executive Officer; a current Chief Executive Officer who is also a significant stockholder and has provided more than 20 years of service to us in a variety of roles, including three years of service as Chief Executive Officer; as well as an independent lead director to oversee executive sessions of the Board and to facilitate communications as necessary among management and non-management directors.

The Board held six (6) meetings during fiscal 2010. In addition, the non-management members of the Board, all of whom are independent, meet periodically in regularly scheduled sessions without management. Stockholders or other interested parties may arrange to communicate directly with the directors, the lead director or the non-management directors as a group by writing to them in the care of Constellation Brands, Inc., 207 High Point Drive, Building 100, Victor, New York 14564. We will forward all such communications (other than unsolicited advertising materials).

Committees of the Board include a standing Audit Committee, Corporate Governance Committee and Human Resources Committee. Each member of these committees is independent in accordance with the applicable requirements of the New York Stock Exchange’s listing standards, the Securities and Exchange Commission and the Categorical Standards of Independence contained within our Board of Directors’ Corporate Governance Guidelines. In addition, each committee operates under a written charter that was approved by the Board and is available on our Web site at www.cbrands.com under Investors/Corporate Governance.

No Board or applicable committee meetings have occurred since Mr. Fowden joined the Board on May 1, 2010. During fiscal 2010, each of the other incumbent directors attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he or she served during his or her period of service. Our directors are encouraged to attend each Annual Meeting of Stockholders, and all directors attended our 2009 Annual Meeting of Stockholders (other than Mr. Fowden who was not a director at that time).

Audit Committee. The Audit Committee is a standing committee currently composed of Paul L. Smith (Chair), Barry A. Fromberg and Mark Zupan, each of whom the Board has determined is an audit committee financial expert. Mr. Zupan’s relevant experience includes serving as Dean of the William E. Simon Graduate School of Business Administration at the University of Rochester and as a member of the Audit Committee of PAETEC Holding Corp. He also holds a Ph.D. in Economics. Additional information regarding the experience of each committee member is set forth under the heading “Director Nominees” above. No committee member simultaneously serves on the audit committees of more than two other publicly registered companies. This committee performs the Board’s oversight responsibilities as they relate to our accounting policies, internal controls and financial reporting practices. In addition, this committee maintains a line of communication between the Board and our financial management, internal auditors and independent registered public accounting firm. The Audit Committee held ten (10) meetings during fiscal 2010.

Corporate Governance Committee. The Corporate Governance Committee is a standing committee currently composed of James A. Locke III (Chair), Jeananne K. Hauswald and Paul L. Smith. This committee functions as the nominating committee of the Board. The Corporate Governance Committee identifies individuals qualified to become Board members consistent with criteria and qualifications for membership approved by the Board and selects, or recommends that the Board select, director nominees for each annual meeting of stockholders. The Corporate Governance Committee advises the Board concerning the appropriate composition of the Board and its committees, develops and recommends corporate governance guidelines to the Board, and advises the Board regarding appropriate corporate governance practices and assists the Board in achieving them. Among other matters, this committee also makes recommendations to the Board with respect to an officer to be designated as Chief Executive Officer and a director to serve as Chairman of the Board. In addition, this committee advises the Board with regard to compensation for the non-management directors. This committee held four (4) meetings during fiscal 2010.

The Corporate Governance Committee identifies potential director candidates from any outside advisors it may retain, as well as from other members of the Board, executive officers and other contacts. The Corporate Governance Committee has from time to time engaged the services of an independent third-party search firm in order to assist it in identifying and evaluating potential director candidates who will bring to the Board specific skill sets as established by the Corporate Governance Committee. Since our 2009 Annual Meeting of Stockholders, a third-party search firm identified Jerry Fowden as a potential director candidate. Mr. Fowden’s qualifications were subsequently reviewed by the Corporate Governance Committee with the assistance of the search firm, and Mr. Fowden was appointed to the Board effective May 1, 2010 based in part on the recommendation of the Corporate Governance Committee.

The Corporate Governance Committee will consider nominations by our stockholders. Nominations by stockholders must include sufficient biographical information so that the committee can appropriately assess the proposed nominee’s background and qualifications. In its assessment of potential candidates, the committee will review the candidate’s character, wisdom, judgment, ability to make independent analytical inquiries, business experiences, understanding of our business environment, acumen, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time.

Pursuant to our Board of Directors’ Corporate Governance Guidelines, individual diversity as well as diversity in experience and areas of expertise are factors that are considered by the Corporate Governance Committee in its assessment of candidates. The Board, however, has not adopted any objective diversity-driven criteria or composition requirements. The Board seeks individuals having knowledge and experience in such disciplines as finance and accounting, international business, marketing, law, human resources and consumer products. The Board also seeks individuals who bring unique and varied perspectives and life experiences to the Board. As such, the Corporate Governance Committee assists the Board by recommending prospective director candidates who it believes will enhance the overall diversity of the Board.

To be considered for nomination at the 2011 Annual Meeting of Stockholders, stockholder submissions for nomination should be received in writing at our offices, to the attention of the Company’s Secretary, Constellation Brands, Inc., 207 High Point Drive, Building 100, Victor, New York 14564 no later than February 14, 2011. Potential nominees recommended by a stockholder in accordance with these procedures will receive the same consideration and be evaluated in the same manner as other potential nominees.

Human Resources Committee. The Human Resources Committee is a standing committee currently composed of Jeananne K. Hauswald (Chair), Jerry Fowden and Peter H. Soderberg. This committee functions as the compensation committee of the Board. The Human Resources Committee fulfills the Board’s responsibilities relating to the compensation of our executives, including the Chief Executive Officer, and has engaged a third-party consultant, Towers Watson (formerly Watson Wyatt Worldwide), to assist the committee in its review and analysis of executive compensation. Additionally, the Human Resources Committee monitors, among other matters, the following: our human resources policies and procedures as they relate to our goals and objectives and good management practices; our material policies and procedures which relate to compliance with pertinent human resources laws and regulations, the ethical conduct of the business as it relates to human resources matters and the management of human resources capital; and our procedures and internal controls that relate to personnel administration, pay practices and benefits administration. The Human Resources Committee is responsible for evaluating the performance of the Chief Executive Officer and approves each element of his compensation, as well as the compensation of our other executive officers. This committee presently administers our Long-Term Stock Incentive Plan, Annual Management Incentive Plan and 1989 Employee Stock Purchase Plan, and reviews our senior management development and succession plans as well as other important human resources issues. As described under the heading “Long-Term Incentive Awards” and subheading “Equity Award Granting Practices” in the Compensation Discussion and Analysis above, the Human Resources Committee has delegated to our Chief Human Resources Officer limited authority to grant stock option awards in certain circumstances. This committee also reviews with management each Compensation Discussion and Analysis and, as appropriate, recommends to the Board that it be included in our applicable filings. The Human Resources Committee held six (6) meetings during fiscal 2010.

Risk Oversight. The Board oversees the management of risks inherent in the operation of our business, with a focus on the most significant risks that we face. The Board performs this oversight role at multiple levels. In connection with its oversight of our strategic direction as well as operations of our business units and corporate functions, the Board considers and addresses the primary risks associated with those strategic plans, units and functions on a macro level. In addition, each Board committee addresses the risks specific to the function of that committee. In particular, the Board committees address the following risks:

•	As part of its oversight responsibilities, the Audit Committee reviews and assesses our major financial risk exposures and the manner in which such risks are being monitored and controlled.

•

As part of its oversight of executive compensation matters, the Human Resources Committee considers whether our executive or other compensation programs and practices give rise to significant risks to us. In April 2010, this committee received a report from Towers Watson analyzing our executive compensation programs for potential risks created by such programs. The committee also received a comparable report with respect to our non-executive compensation programs prepared by the human resources, legal and internal audit departments. This committee’s review process did not identify any compensation-related risks that it considered reasonably likely to have a material adverse effect on us. In addition, the Human Resources Committee believes that its inclusion of performance share unit awards in our executive compensation program for fiscal 2011 will enhance risk mitigation by further diversifying performance measurement and rewards.

•

As part of its activities, the Corporate Governance Committee oversees risks related to our governance structure and processes as well as potential risks arising from related person transactions and our processes for mitigating such risks.

We have created a management committee named the Risk Management Oversight Committee. This committee is comprised of members of management whose job functions relate to a wide variety of risk-sensitive areas, including operations, internal audit, finance, accounting, legal and human resources. The committee meets periodically for the purposes of identifying and assessing risks that we face and developing and implementing processes and procedures to manage, mitigate or otherwise address identified risks. To facilitate the Board’s and the Board committees’ oversight functions as they relate to risk issues, the Risk Management Oversight Committee periodically reports to, and receives comments from, the Board and the Audit Committee.

Compensation Consultants. As discussed in the Compensation Discussion and Analysis and under the subheading “Human Resources Committee” above, the Human Resources Committee directly engaged Towers Watson to assist that committee in its review and analysis of executive compensation during fiscal 2010. In particular, an engagement letter sent to the Chairman of the Human Resources Committee in November 2009 indicated that Towers Watson would be engaged solely by the Human Resources Committee to provide independent and objective consulting advice. The scope of services performed generally consisted of the following:

•	A peer group review;
•	A review of executive compensation levels;
•	A pay for performance assessment;
•	An incentive plan design review;
•	An analysis of equity share usage, dilution and plan expense for the most recent fiscal year;
•	A review of peer group and broader market trends;
•	A tally sheet review;
•	Review meetings with company management and the Human Resources Committee Chair;
•	Delivery of preliminary and final reports; and
•	Participation at Human Resources Committee meetings.

During fiscal 2010, Towers Watson did not provide us with any significant additional services.

As discussed under the heading “Director Compensation” above, we engaged a consultant, Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to assist the Corporate

Governance Committee in its review and recommendation of non-management director compensation awards in July 2009. In particular, we entered into a written agreement with Mercer in April 2009 calling for Mercer to conduct a non-management director compensation review. The agreement provided that Mercer’s responsibilities would consist of the following:

•	Review the structure and compensation opportunities provided under the non-management director total compensation program using our peer group;
•	Include in its review:
°	Retainer (both cash and equity),
°	Board meeting fees,
°	Committee chair retainers,
°	Committee meeting fees,
°	Committee meeting retainers, and
°	Equity grants (initial and ongoing);
•	Provide recommendations for changes in non-management director compensation based on Mercer’s analysis and trends in director compensation;
•	Prepare a report of its findings; and
•	As needed, present its findings and recommendations to the Corporate Governance Committee.

We paid Mercer $25,370 for these services. During fiscal 2010, in addition to providing us with advice on the non-management director compensation matters as described above, Mercer and its affiliates provided additional services to us consisting primarily of general compensation consulting (i.e., not relating to executive officers or non-management directors), administrative and actuarial services related to our domestic and international retirement plans, and insurance brokerage and loss control services. We paid Mercer and its affiliates approximately $2.1 million for these additional services during fiscal 2010. These additional services were approved by management in the normal course of business during the year and were not reviewed or approved by the Board or any committee of the Board.

Audit Committee Report

The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the securities laws.

The Audit Committee of the Board provides oversight to our financial reporting process through periodic meetings with our independent registered public accounting firm, internal auditors and management. Our management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee, in carrying out its role, relies on our senior management and independent registered public accounting firm.

In connection with the preparation and filing of our Annual Report on Form 10-K for the fiscal year ended February 28, 2010, the Audit Committee met, reviewed and discussed with our management and with KPMG LLP, our independent registered public accounting firm, our audited financial statements and related disclosures and KPMG LLP’s evaluation of our internal control over financial reporting. Also, the Audit Committee discussed with KPMG LLP, with respect to the fiscal year ended February 28, 2010, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS 89 and SAS 90 (AICPA, Professional Standards, Vol. 1, Codification of Statements on Auditing Standards AU §380), “Communications with the Audit Committee,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by the Public Company Accounting Oversight Board in Rule 3526, “Communication with Audit Committees Concerning Independence.” The Audit Committee also has discussed with KPMG LLP the independence of that firm as our independent registered public accounting firm. The Audit Committee has concluded that KPMG LLP’s provision of audit and non-audit services to us is compatible with KPMG LLP’s independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2010 for filing with the Securities and Exchange Commission.

Audit Committee:

Paul L. Smith (Chair)

Barry A. Fromberg

Mark Zupan

Vote Required

A plurality of the votes cast at the Meeting by the holders of Class A Stock is required for the election of the two (2) directors to be elected by the holders of Class A Stock. A plurality of the votes cast at the Meeting by the holders of Class A Stock and Class B Stock voting together as a single class is required for the election of the six (6) directors to be elected by the holders of Class A Stock and Class B Stock voting as a single class, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board recommends a vote FOR the nominees. Unless authority to vote for one or more of the nominees is specifically withheld, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR the election of all the nominees for whom you are entitled to vote.

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF KPMG LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On April 5, 2010, the Audit Committee determined to engage KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending February 28, 2011. Although ratification by stockholders of this selection is not required, the selection of KPMG LLP as our independent registered public accounting firm will be presented to the stockholders for their ratification at the Meeting. If the stockholders do not ratify the selection of KPMG LLP, the Audit

Committee will reconsider its choice. A representative of KPMG LLP is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

Fees Paid to KPMG LLP

The following fees were billed to us by KPMG LLP for services rendered during the fiscal years ended February 28, 2010 and February 28, 2009:

Audit Fees: These amounts relate to the annual audit of our consolidated financial statements included in our Annual Reports on Form 10-K, annual audit of the effectiveness of our internal control over financial reporting, quarterly reviews of interim financial statements included in our Quarterly Reports on Form 10-Q, services normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements for the indicated fiscal year, statutory audits of certain of our subsidiaries, and services relating to filings under the Securities Act of 1933 and the Securities Exchange Act of 1934. The aggregate audit fees billed by KPMG LLP for the last two fiscal years were as follows:

Fiscal Year Ended	Audit Fees
February 28, 2010	$4,621,984
February 28, 2009	$4,483,253

Audit-Related Fees: These amounts relate to professional services for various employee benefit plan audits, due diligence reviews and other procedures performed in connection with business transactions, and audit-related projects in certain foreign jurisdictions. The aggregate audit-related fees billed by KPMG LLP for the last two fiscal years were as follows:

Fiscal Year Ended	Audit-Related Fees
February 28, 2010	$203,905
February 28, 2009	$ 28,207

Tax Fees: These amounts relate to professional services for tax compliance, tax advice and tax planning. The aggregate tax fees billed by KPMG LLP for the last two fiscal years were as follows:

Fiscal Year Ended	Tax Fees
February 28, 2010	$ 74,545
February 28, 2009	$239,302

All Other Fees: These amounts relate to professional services provided for a data gathering and analysis project related to one of our equity method investments. The aggregate all other fees billed by KPMG LLP for the last two fiscal years were as follows:

Fiscal Year Ended	All Other Fees
February 28, 2010	$15,000
February 28, 2009	-0-

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services that may be provided by our independent registered public accounting firm. The committee’s policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP prior to the engagement. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by KPMG LLP during the fiscal year ended February 28, 2010 were pre-approved in accordance with this policy. These services have included audit services, audit-related services, tax services, and all other services. The committee did not pre-approve any other products or services that did not fall into these categories, and KPMG LLP provided no other products or services during the past fiscal year.

Vote Required

The adoption of Proposal No. 2 to ratify the selection of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board recommends that the stockholders ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending February 28, 2011 and, accordingly, recommends that you vote FOR Proposal No. 2. Unless otherwise directed therein, the shares represented by your proxy, if properly executed and returned, and not revoked, will be voted FOR such proposal.

STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 to be included in our Proxy Statement to be issued in connection with our 2011 Annual Meeting of Stockholders, such proposal must be received by us no later than February 14, 2011. Nominations for directors submitted by stockholders must also be received no later than February 14, 2011.

Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, which a stockholder intends to bring forth at our 2011 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Securities Exchange Act of 1934 and our by-laws, if received by us after February 14, 2011.

AVAILABLE INFORMATION

We have furnished our financial statements to stockholders by including in this mailing our 2010 Annual Report to stockholders. Upon the request of any stockholder, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended February 28, 2010, as filed with the Securities and Exchange Commission (excluding the exhibits thereto). Written requests for such copies should be directed to Investor Relations Department, Constellation Brands, Inc., 207 High Point Drive, Building 100, Victor, New York 14564; telephone number: (888) 922-2150.

Our Code of Business Conduct and Ethics, Global Code of Responsible Practices for Beverage Alcohol Advertising and Marketing, Chief Executive Officer and Senior Financial Executive Code of Ethics, Board of Directors’ Corporate Governance Guidelines and the charters of the Audit Committee, the Corporate Governance Committee and the Human Resources Committee are available on our Web site at www.cbrands.com under Investors/Corporate Governance and are also available in print to any stockholder who requests them. Such requests should be directed to Investor Relations Department, Constellation Brands, Inc., 207 High Point Drive, Building 100, Victor, New York 14564. Additionally, any amendments to, and waivers granted to our directors and executive officers under, our codes of ethics referred to above will be posted in this area of our Web site. (No information contained on our Web site, however, is made a part of this Proxy Statement.)

OTHER

As of the date of this Proxy Statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID S. SORCE, Secretary

June 4, 2010

ATTACHMENT I

EXCERPT FROM THE

CONSTELLATION BRANDS, INC.

BOARD OF DIRECTORS’ CORPORATE GOVERNANCE GUIDELINES

1.	Classification and Definition of Directors.

The principal classifications of directors are “Independent,” “Management” and “Non-Management.”

An “Independent Director” of the Company shall be one who meets the qualification requirements for being an independent director under the corporate governance listing standards of the New York Stock Exchange (“NYSE”), including the requirement that the Board must have affirmatively determined that the director has no material relationships with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). References to “Company” include any parent or subsidiary in a consolidated group with Constellation Brands, Inc. References to “immediate family member” includes a person’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing a person’s household. To guide its determination whether or not a business or charitable relationship between the Company and an organization with which a director is so affiliated is material, the Board has adopted the following categorical standards:

A.	A director will not be Independent if, (i) currently or within the last three years the director was employed by the Company; (ii) an immediate family member of the director is or has been within the last three years an executive officer of the Company; (iii) the director or an immediate family member of the director received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service); (iv) the director or an immediate family member of the director is a current partner of a firm that is the Company’s internal or external auditor; (v) the director is a current employee of a firm that is the Company’s internal or external auditor; (vi) the director has an immediate family member who is a current employee of a firm that is the Company’s internal or external auditor and such immediate family member personally works on the Company’s audit; (vii) the director or an immediate family member of the director was within the last three years (but is no longer) a partner or employee of a firm that is the Company’s internal or external auditor and such director or immediate family member personally worked on the Company’s audit within that time; (viii) the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company in which any of the Company’s present executive officers at the same time serve or served on that other company’s compensation committee; or (ix) the director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or two percent (2%) of such other company’s consolidated gross revenues.

I-1

B.	The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) an immediate family member of the director is or was employed by the Company other than as an executive officer; (ii) if the director or an immediate family member of the director received $120,000 or less in direct compensation from the Company during any twelve-month period (other than director and committee fees and pension or other forms of deferred compensation for prior service, and also provided such deferred compensation is not contingent in any way on continued service); (iii) if an immediate family member of the director is employed by a present or former internal or external auditor of the Company and such family member does not personally work on the Company’s audit and did not personally work on the Company’s audit within the last three years; (iv) if an immediate family member of the director was (but is no longer) a partner or employee of a present or former internal or external auditor of the Company and did not personally work on the Company’s audit within the last three years; (v) if a Company director is or was an executive officer or employee, partner or shareholder, or an immediate family member of the director is or was an executive officer, partner or shareholder of another company that does business with the Company and the annual sales to, or purchases from, the Company for property and/or services are less than or equal to the greater of $1,000,000 or two percent (2%) of the annual revenues of such other company; (vi) if a Company director is or was an executive officer, employee, partner or shareholder of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than or equal to two percent (2%) of the total consolidated assets of the company for which he or she serves as an executive officer, employee, partner or shareholder; and (vii) if a Company director serves or served as an officer, director or trustee of a tax exempt organization, and the Company’s discretionary contributions to the tax exempt organization are less than or equal to the greater of $1,000,000 or two percent (2%) of that organization’s total annual consolidated gross revenues. The Board will annually review all commercial and charitable relationships of directors.

C.	In assessing the materiality of a director’s relationship not covered by paragraph B set forth above, the directors at the time sitting on the Board who are independent under the standards set forth in paragraphs A and B above shall determine whether the relationship is material and, therefore, whether the director would be independent. In such instance, the Company will explain in the next proxy statement the basis for any Board determination that a relationship was immaterial despite the fact it did not meet the categorical standards of immateriality in paragraph B above.

D.	In accordance with the NYSE’s Transition Rules, the three (3) year look back period referenced in paragraph A above shall be a one (1) year look back period until November 4, 2004.

A “Non-Management Director” is a director who is not a Company officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933), and includes such directors who are not independent by virtue of a material relationship, former status or family membership, or for any other reason. The group of Non-Management Directors includes both Independent Directors and those Non-Management Directors who do not qualify as Independent Directors.

A “Management Director” is an officer (as that term is defined in Rule 16a-1(f) under the Securities Act of 1933) of the Company who serves on the Board.

I-2

Important Notice Regarding Internet Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on July 22, 2010:

The Company’s Proxy Statement and Annual Report are available at

www.cbrands.com/CBI/constellationbrands/Investors.

▼ FOLD AND DETACH HERE ▼

CONSTELLATION BRANDS, INC.
PROXY FOR CLASS A COMMON STOCK
P R O X Y

The undersigned hereby appoints David S. Sorce and Thomas J. Mullin, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of Class A Common Stock, par value $.01 per share, of CONSTELLATION BRANDS, INC. (the “Company”) that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the Town of Pittsford in the Callahan Theater at the Nazareth College Arts Center, 4245 East Avenue, Rochester, New York 14618, on Thursday, July 22, 2010 at 11:00 a.m. (local time), and any adjournment thereof (the “Meeting”).

Class A Stockholders, voting as a separate class, are entitled to elect two (2) directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect six (6) directors at the Meeting. Please refer to the Proxy Statement for details. The number of your shares of Class A Common Stock appears on the back of this card. PLEASE SIGN ON THE BACK.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AS SET FORTH IN PROPOSAL NO. 1 AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSAL NO. 2.

TO APPROVE THE BOARD OF DIRECTORS’ RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BNY MELLON SHAREOWNER SERVICES
	Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

WO# 75233

Constellation Brands, Inc.

  WO#

75233

▼ FOLD AND DETACH HERE ▼

Please mark your votes as	☒
indicated in this example

		FOR ALL NOMINEES (except as noted below)	WITHHOLD AUTHORITY to vote for all nominees listed below	*EXCEPTIONS

1.	Proposal to elect as directors of the Company the following nominees as set forth in the Proxy Statement.	☐	☐	☐

CLASS A STOCKHOLDERS are entitled to vote for the following nominees:
	01 Jerry Fowden 02 Barry A. Fromberg 03 Jeananne K. Hauswald 04 James A. Locke III	05 Richard Sands 06 Robert Sands 07 Paul L. Smith 08 Mark Zupan
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “Exceptions” box and identify the nominee(s) in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN

2.	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011.	☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company’s 2010 Annual Meeting that describe more fully the proposals set forth herein.

Please note that there are two (2) proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A Common Stock proxy card and a Class B Common Stock proxy card must sign and return BOTH proxy cards in accordance with their respective instructions to ensure the voting of shares of each class owned.

Mark Here for Address Change	☐
or Comments SEE REVERSE

NOTE: Please date this Proxy and sign your name below exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and this Proxy should be signed by a duly authorized representative of the entity, indicating his or her title or capacity.

Signature	Date	Signature	Date

Important Notice Regarding Internet Availability of Proxy Materials

for the Annual Meeting of Stockholders to be held on July 22, 2010:

The Company’s Proxy Statement and Annual Report are available at

www.cbrands.com/CBI/constellationbrands/Investors.

▼ FOLD AND DETACH HERE ▼

CONSTELLATION BRANDS, INC. PROXY FOR CLASS B COMMON STOCK
P R O X Y

The undersigned hereby appoints David S. Sorce and Thomas J. Mullin, or any one of them, proxies for the undersigned with full power of substitution to vote all shares of Class B Common Stock, par value $.01 per share, of CONSTELLATION BRANDS, INC. (the “Company”) that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the Town of Pittsford in the Callahan Theater at the Nazareth College Arts Center, 4245 East Avenue, Rochester, New York 14618, on Thursday, July 22, 2010 at 11:00 a.m. (local time), and any adjournment thereof (the “Meeting”).

Class A Stockholders, voting as a separate class, are entitled to elect two (2) directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect six (6) directors at the Meeting. Please refer to the Proxy Statement for details. The number of your shares of Class B Common Stock appears on the back of this card. PLEASE SIGN ON THE BACK.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY THE UNDERSIGNED. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AS SET FORTH IN PROPOSAL NO. 1 AND, UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY A SIGNED PROXY WILL BE VOTED FOR PROPOSAL NO. 2.

TO APPROVE THE BOARD OF DIRECTORS’ RECOMMENDATIONS, SIMPLY SIGN ON THE BACK. YOU NEED NOT MARK ANY BOXES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

	Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

WO#
75355-bl

Constellation Brands, Inc.

    WO#

75355-bl

▼ FOLD AND DETACH HERE ▼

Please mark your votes as	☒
indicated in this example

		FOR ALL NOMINEES (except as noted below)	WITHHOLD AUTHORITY to vote for all nominees listed below	*EXCEPTIONS

1.	Proposal to elect as directors of the Company the following nominees as set forth in the Proxy Statement.	☐	☐	☐

CLASS B STOCKHOLDERS are entitled to vote for the following nominees:
	01 Jerry Fowden 02 Barry A. Fromberg 03 James A. Locke III	04 Richard Sands 05 Robert Sands 06 Mark Zupan
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “Exceptions” box and identify the nominee(s) in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN

2.	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011.	☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business not known at the time of the solicitation of this Proxy as may properly come before the Meeting or any adjournment thereof.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company’s 2010 Annual Meeting that describe more fully the proposals set forth herein.

Please note that there are two (2) proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A Common Stock proxy card and a Class B Common Stock proxy card must sign and return BOTH proxy cards in accordance with their respective instructions to ensure the voting of shares of each class owned.

Mark Here for Address Change	☐
or Comments SEE REVERSE

NOTE: Please date this Proxy and sign your name below exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation or other entity, the full entity name should be inserted and this Proxy should be signed by a duly authorized representative of the entity, indicating his or her title or capacity.

Signature	Date	Signature	Date

CDI Voting Instruction Form

Mark this box with an ‘X’ if you have made any changes to your address details ☐
All correspondence to:

Computershare Investor Services Pty Limited
GPO Box 242 Melbourne
Victoria 3001 Australia
Enquiries (within Australia) 1800 030 606
(outside Australia) 61 3 9415 4046
Facsimile 1300 534 987
www.computershare.com

Annual General Meeting - 22 July 2010

Your Voting Instructions are being sought so that CHESS Depositary Nominees Pty Ltd (CDN), or another person appointed by you, may vote your direction at the Annual General Meeting of Constellation Brands, Inc. (Company).

Important Notice Regarding Internet Availability of Proxy Materials for the Annual General Meeting of Stockholders to be held on 22 July 2010: The Company’s Proxy Statement and Annual Report are available at www.cbrands.com/CBI/constellationbrands/Investors.

Voting Instructions to CDN

I/We being a holder of CHESS Depositary Interests (CDIs) of the above Company hereby direct,

☐	CDN (mark with an ‘X’)	OR	Write here the name of the person you are appointing if this person is someone other than CDN.

to vote the shares underlying my/our holding at the Annual General Meeting in respect of the resolutions outlined below. If you do not complete one of the above boxes, CDN will vote the shares represented by those CDIs as directed below.

CDN will vote as directed. Please mark with an ☒ to indicate your directions.

1.	Proposal to elect as directors of the Company the following nominees as set forth in the Proxy Statement.	For	Withheld		For	Withheld

	1.1 Jerry Fowden	☐	☐	1.5 Richard Sands	☐	☐

	1.2 Barry A. Fromberg	☐	☐	1.6 Robert Sands	☐	☐

	1.3 Jeananne K. Hauswald	☐	☐	1.7 Paul L. Smith	☐	☐

	1.4 James A. Locke III	☐	☐	1.8 Mark Zupan	☐	☐

							For	Against	Abstain*

2.	Proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011.						☐	☐	☐

*	If you mark the Abstain box for this item, you are directing your proxy to abstain from voting on your behalf in respect of this Proposal; therefore your vote will not be counted in computing the required majority for this Proposal, but will be counted when determining whether a quorum exists at the meeting.

By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes to vote as directed above and in their discretion on such other business as may properly come before the meeting. If you do not mark a ‘FOR’ or ‘AGAINST’ box, your vote will not be counted.

PLEASE SIGN HERE	This section must be signed in accordance with the instructions overleaf to enable your directions to be implemented.

Individual or Securityholder 1	Securityholder 2	Securityholder 3

Sole Director and Sole Company Secretary	Director	Director/Company Secretary

/ /
Contact Name	Contact Daytime Telephone	Date

112507 - V2

Instructions for Completion of CDI Voting Instruction Form

Your vote is important

Each Constellation Brands, Inc. CHESS Depositary Interest (CDI) is equivalent to one-tenth of one share of Class A Common Stock of Constellation Brands, Inc., so that every 10 CDIs that you own at 24 May 2010 (record date) entitles you to direct one vote. Class A Stockholders, voting as a separate class, are entitled to elect two directors at the Annual General Meeting of Constellation Brands, Inc. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect six directors at that Meeting. Please refer to the Proxy Statement for details.

You can vote by completing, signing and returning your CDI Voting Instruction Form. The CDI Voting Instruction Form gives you two options:

(a)	You can give your voting instructions to CHESS Depositary Nominees Pty Ltd (CDN), which will vote the underlying shares on your behalf; or

(b)	You can instruct CDN to appoint you or your nominee as proxy to vote the shares underlying your CDIs in person at the Annual General Meeting of Constellation Brands, Inc.

In either case, you need to return your completed CDI Voting Instruction Form so that it is received at the address shown on the Form by not later than 5pm Australian time on 19 July 2010. That will give CDN enough time to tabulate all CDI votes, to vote the underlying shares and to appoint the proxies.

Directing CDN to Vote

If you wish to direct CDN to vote the shares underlying your CDIs, you may do so by placing a cross in the box next to CDN’s name at the top of the form and then placing a mark in one of the boxes opposite each item of business. All your CDIs will be voted in accordance with such a direction. If you mark more than one box on an item your vote on that item will be invalid.

If you sign and return the CDI Voting Instruction Form and cross the box to direct CDN how to vote but do not indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will not be voted by CDN.

If you sign and return the CDI Voting Instruction Form but you do not cross the box to direct CDN how to vote and you do not nominate a proxy but you do indicate next to the items of business on the form how your votes are to be directed, the shares represented by those CDIs will be voted by CDN in accordance with your direction.

Directing CDN to Appoint a Proxy

If you wish to direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the Annual General Meeting of Constellation Brands, Inc., you need to fill in the name of the person who is to be appointed as proxy in the box at the top of the form. You may direct CDN to appoint you or your nominee as the proxy.

If you direct CDN to appoint a proxy to vote the shares underlying your CDIs in person at the Annual General Meeting of Constellation Brands, Inc., the proxy appointed may vote as the proxy wishes.

If CDN does not receive a CDI Voting Instruction Form from a holder of CDIs, the shares represented by those CDIs will not be voted.

If you have completed and returned your CDI Voting Instruction Form, you may revoke the directions contained therein by a written notice of revocation to Computershare Investor Services Pty Limited no later than 5pm Australian time on 19 July 2010 bearing a later date than the CDI Voting Instruction Form.

Signature(s) of CHESS Depositary Interest Holders

Each holder must sign this form. If your CDIs are held in joint names, all holders must sign in the boxes. If you are signing as an Attorney, then the Power of Attorney must have been noted by the Company’s Australian Registry or a certified copy of it must accompany this form.

Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie. Sole Director and Sole Company Secretary, or Director, or Director and Company Secretary.

If you require further information on how to complete the CDI Voting Instruction Form, telephone the Registry on 1800 030 606.

Lodgement of Notice

CDI Voting Instruction Forms must be returned to Computershare Investor Services Pty Limited, Level 5, 115 Grenfell Street, Adelaide, SA 5000 Australia or GPO Box 242 Melbourne VIC 3001 Australia.

For assistance please contact Computershare Investor Services Pty Limited on 1800 030 606

112507 - V2